Exhibit 10.2
EXECUTION VERSION
OMNIBUS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE
AGREEMENT, RECEIVABLES SALE AGREEMENT AND GUARANTY
     OMNIBUS AMENDMENT NO. 1 (this “Amendment”) dated June 30, 2010 and effective as of the Amendment No. 1 Effective Date (as defined below), to (i) the Receivables Purchase Agreement dated as of October 1, 2009 (the “Receivables Purchase Agreement”) among FIS Receivables SPV, LLC (“SPV”), as seller, Fidelity National Information Services, Inc. (“FNIS”), as servicer, the entities party thereto as Initial Receivables Administrators, the banks and other financial institutions party thereto, as purchasers (the “Purchasers”), and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Agent”), (ii) the Receivables Sale Agreement dated as of October 1, 2009 (the “Receivables Sale Agreement”), among FNIS and each other subsidiary from time to time party thereto, as originators, SPV and FNIS, as SPV’s servicer and (iii) the Guaranty Agreement dated as of October 1, 2009 (the “Guaranty”), from FNIS and the other guarantors party thereto in favor of the Guaranteed Parties referred to therein.
RECITALS:
     A. SPV and FNIS have advised the Purchasers that FNIS intends to amend and restate the FNIS Credit Agreement pursuant to an Amendment and Restatement Agreement dated June 29, 2010 and effective as of the Restatement Effective Date referred to therein (the “FNIS Credit Agreement Amendment”).
     B. SPV and FNIS wish to have certain provisions of the Receivables Purchase Agreement, the Receivables Sale Agreement and the Guaranty be amended in the manner described herein in order to conform to certain changes being made to comparable provisions in the FNIS Credit Agreement pursuant to the FNIS Credit Agreement Amendment. The Purchasers party hereto (the “Consenting Purchasers”) and the Agent are willing to agree to such amendments on and subject to the terms and conditions set forth herein.
     C. The parties hereto therefore agree as follows:
     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Receivables Purchase Agreement, the Receivables Sale Agreement or the Guaranty shall have the meaning assigned to such term in the Receivables Purchase Agreement, the Receivables Sale Agreement or the Guaranty, as the case may be. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” or “this Guaranty” and each other similar reference contained in the Receivables Purchase Agreement, the Receivables Sale Agreement or the Guaranty shall, on and after the Amendment No. 1 Effective

Date, refer to the Receivables Purchase Agreement, the Receivables Sale Agreement or the Guaranty, as the case may be, as amended hereby.
     Section 2. Amendments of the Receivables Purchase Agreement.
     (a) Section 1.1 of the Receivables Purchase Agreement is hereby amended by adding, in appropriate alphabetical order, the following defined terms:
     (i) “Amendment No. 1” means the Omnibus Amendment No. 1 dated June 30, 2010 and effective as of the Amendment No. 1 Effective Date.
     (ii) “Amendment No. 1 Effective Date” means the date on which Amendment No. 1 becomes effective pursuant to Section 6 thereof, which date is June 30, 2010.
     (iii) “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
     (iv) “Dollar” and “$” means lawful money of the United States.
     (v) “FNIS Credit Agreement Amendment” means the Amendment and Restatement Agreement dated June 29, 2010 and effective as of the Restatement Effective Date referred to therein, in respect of the FNIS Credit Agreement.
     (vi) “Metavante Facility Pay-Off Date” means the date on which all “Obligations” under, and as defined in, the Metavante Credit Agreement (other than contingent indemnification obligations and any Specified Swap Agreements) are repaid in full.

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     (vii) “Metavante Transaction” means the Acquisition and all action taken in connection therewith or related thereto, including, without limitation, the merger, debt exchange, debt modification and securitization transactions associated therewith.
     (b) The definitions of the following terms set forth in Section 1.1 of the Receivables Purchase Agreement are hereby amended as follows:
     (i) Clause (f) of “Cash Equivalents” is hereby amended by:
     (A) adding the words “time deposits,” immediately after the words “domestic and eurodollar” in the first line thereof, and
     (B) replacing the word “dollar” in the fourth line thereof with the word “Dollar”.
     (ii) Clause (d) of “Indebtedness” is hereby amended by changing the word “therefore” in the last line thereof to read “therefor”.
     (iii) “Defaulting Purchaser” is hereby amended to read in full as follows:
     “Defaulting Purchaser” means any Purchaser that (a) has failed, within one Business Day of the date required to be funded or paid, to (i) fund any portion of its Capital Investment required to be funded by it hereunder or (ii) to pay over to the Agent or any other Purchaser any other amount required to be paid by it hereunder, unless (A) in the case of clause (i) above, such Purchaser notifies the Agent and FNIS in writing that such failure is the result of such Purchaser’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied or (B) in the case of clause (ii) above, such Purchaser notifies the Agent and FNIS in writing that the failure to pay such other amount is the subject of a good faith dispute, (b) has notified FNIS, the Agent or any other Purchaser in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Purchaser’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding any portion of its Capital Investment under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Agent, another Purchaser or FNIS, acting in good faith, to provide a certification

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in writing from an authorized officer of such Purchaser that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective portions of its Capital Investment required to be funded by it under this Agreement, provided that such Purchaser shall cease to be a Defaulting Purchaser pursuant to this clause (c) upon the FNIS’s, the Agent’s and, if applicable, such other Purchaser’s receipt of such certification in form and substance satisfactory to it and the Agent, or (d) has become the subject of a Bankruptcy Event.
     (iv) “Responsible Officer” is hereby amended by:
     (A) adding the words “corporate executive” before the words “vice president” in the first line thereof, and
     (B) adding the words “or Amendment No. 1 Effective Date” after the words “any document delivered on the Closing Date” in the fourth line thereof.
     (v) “Specified Responsible Officer” is hereby amended to read in full as follows:
     “Specified Responsible Officer” means the chief executive officer, president, chief operating officer, chief financial officer, treasurer, chief accounting officer or chief legal officer of the Seller or Servicer, as the context requires.
     (vi) “Transaction Documents” is hereby amended by adding the words “, Amendment No. 1,” after the words “the Control Agreements” in the second line thereof.
     (c) The definitions of the following terms set forth in Section 1.1 of the Receivables Purchase Agreement are hereby amended to change each reference therein to “Closing Date” to read instead “Amendment No. 1 Effective Date”: “Continuing Directors”, “Guarantee” and “Unrestricted Subsidiary”.
     (d) Section 4.2(j) of the Receivables Purchase Agreement is hereby amended by replacing the words “As of the Closing Date (after giving effect to the Acquisition)” in the first and second lines thereof with the words “As of the Amendment No. 1 Effective Date”.
     (e) Clause (iv) of the first proviso to paragraph (a) of Section 9.1 of the Receivables Purchase Agreement is hereby restated in its entirety as follows:
     “(iv) except in the case of an assignment by a Purchaser to another Purchaser (who is not then a Defaulting Purchaser) or an Affiliate of a Purchaser (who is not then a Defaulting Purchaser) if such Affiliate is a

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bank having a combined capital and surplus of not less than $100,000,000 (or in the case of foreign banks, the Dollar equivalent thereof), the consent of the Agent and, unless an Event of Termination has occurred and is continuing, the Seller shall first have been obtained (which consent may not be unreasonably withheld)”
     (f) Pursuant to the provisions of Section 11.3 of the Receivables Purchase Agreement, the notice addresses for each of the Transaction Parties is hereby changed to:
Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, Florida 32204
Attention: Kirk Larsen, Treasurer
Tel: 904-854-8712
Fax: 904-357-1290
E-Mail: Kirk.Larsen@fisglobal.com
With a required copy to:
Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, Florida 32204
Attention: Mike Gravelle, Chief Legal Officer
Tel: 904-854-5024
Fax: 904-357-1290
E-Mail: Mgravelle@fnf.com
     (g) Schedule VI (Subsidiaries) and Schedule VII (Unrestricted Subsidiaries) of the existing Receivables Purchase Agreement are hereby replaced with Schedule VI and Schedule VII hereto, respectively.
     (h) Upon the occurrence of the Metavante Facility Pay-Off Date, the Receivables Purchase Agreement shall be further amended as follows:
     (i) Section 1.1 of the Receivables Purchase Agreement shall be amended by deleting in their entirety the following defined terms: “Guaranty Protection Repurchase Obligation”, “Guaranty Protection Termination”, “Guaranty Protection Termination Date” and “Repurchase Amount”.
     (ii) The definition of “Capital Investment” set forth in Section 1.1 of the Receivables Purchase Agreement shall be amended by deleting the words “or Repurchase Amounts” from the fourth line thereof and from the seventh line thereof.

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     (iii) The definition of “Immaterial Subsidiaries” set forth in Section 1.1 of the Receivables Purchase Agreement shall be amended by deleting the last sentence thereof.
     (iv) The definition of “Obligations” set forth in Section 1.1 of the Receivables Purchase Agreement shall be amended by deleting the words “and Guaranty Protection Repurchase Obligation” from the sixth and seventh lines thereof.
     (v) The definition of “Originator” set forth in Section 1.1 of the Receivables Purchase Agreement shall be amended by deleting the proviso thereto.
     (vi) The definition of “Restricted Subsidiary” set forth in Section 1.1 of the Receivables Purchase Agreement shall be amended by deleting the parenthetical clause “(including in any event Metavante Holdings and Metavante Corporation)” from the end thereof.
     (vii) Section 2.3(b) of the Receivables Purchase Agreement shall be deleted in its entirety and replaced with the words “[Intentionally omitted.]”.
     (viii) Section 2.5(a) of the Receivables Purchase Agreement shall be amended by:
     (A) deleting the words “and on any Guaranty Protection Termination Date” from the first and second lines thereof, and
     (B) deleting the words “or repurchase pursuant to any Guaranty Protection Repurchase Obligation, as applicable,” from the third line thereof.
     (ix) Section 2.10(a) of the Receivables Purchase Agreement shall be amended by deleting the parenthetical clause “(including any Repurchase Amount)” from the second line thereof.
     (x) Section 5.5(j) of the Receivables Purchase Agreement shall be amended by deleting the proviso to the second sentence thereof.
     (xi) Section 7.1(e) of the Receivables Purchase Agreement shall be amended by:
     (A) adding the word “or” directly before the words “(iii) an “Event of Default”” in the second from last line thereof, and

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     (B) deleting the words “;or (iv) an “Event of Default” shall exist under (as defined in) the Metavante Credit Agreement (or any refinancing thereof)” from the end thereof.
     Section 3. Amendment of the Receivables Sale Agreement.
     (a) Section 3.01(k) of the Receivables Sale Agreement is hereby amended by replacing the words “As of the Closing Date (after giving effect to the Acquisition)” in the first and second lines thereof with the words “As of the Amendment No. 1 Effective Date”.
     (b) Upon the occurrence of the Metavante Facility Pay-Off Date, the Receivables Sale Agreement shall be further amended as follows:
     (i) Paragraph (e) of Section 2.02 of the Receivables Sale Agreement shall be amended by deleting the words “or Guaranty Protection Repurchase Obligation” from the third and fourth lines thereof.
     (ii) Paragraph (b) of Section 2.03 of the Receivables Sale Agreement shall be amended by deleting the proviso to the second sentence thereof.
     (iii) Section 7.01 of the Receivables Sale Agreement shall be amended by deleting the proviso to the first sentence thereof.
     (iv) Paragraph (d) of Section 7.03 of the Receivables Sale Agreement shall be deleted in its entirety.
     (v) The Form of Subordinated Note attached as Exhibit A to the Receivables Sale Agreement shall be amended as follows:
     (A) deleting the words “”Guaranty Protection Repurchase Obligations” from the thirteenth line of Section 4 thereof,
     (B) deleting the words “or “Guaranty Protection Repurchase Obligations”” from the fifth line of Section 5 thereof, and
     (C) deleting the words “or “Guaranty Protection Repurchase Obligations”” from the eighth and ninth lines of Section 5 thereof.
     Section 4. Amendments of the Guaranty.
     (a) The first paragraph of Section 7 of the Guaranty is hereby amended by replacing the words “and (ii) the date” in the third line thereof with the words

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“and (iii) the date”.
     (b) Annex A to the Guaranty is hereby amended by adding, in appropriate alphabetical order, the following defined terms:
     (i) “FNIS Facility Pay-Off Date” means the date on which (i) all “Obligations” under, and as defined in, the FNIS Credit Agreement (other than contingent indemnification obligations) are repaid in full, (ii) all letters of credit thereunder are terminated or cash-collateralized and (iii) all commitments thereunder are terminated.
     (ii) “Included Debt” has the meaning specified in the proviso to Section 3 of Annex D.
     (iii) “Leveraged Recapitalization Transaction” means, collectively, (a) the execution, delivery and performance by the FNIS Loan Parties of the FNIS Credit Agreement Amendment, (b) the funding of “Additional Term Loans” (as defined in the FNIS Credit Agreement) pursuant to Section 2.16(a)(i) of the FNIS Credit Agreement and in accordance with the other applicable provisions of Section 2.16 of the FNIS Credit Agreement, (c) the funding of the Senior Notes and the execution and delivery by the applicable Consolidated Companies of the documentation associated therewith and the performance of their obligations thereunder, (d) the consummation of the share repurchase contemplated by Section 7.06(g) of the FNIS Credit Agreement and the execution and delivery by the applicable Consolidated Companies of the documentation associated therewith and the performance of their obligations thereunder, (e) the repayment in full of the indebtedness outstanding under the Metavante Credit Agreement and (f) the payment of the fees and expenses incurred in connection with any of the foregoing.
     (iv) “Permitted Senior Indebtedness” means any unsecured Indebtedness (other than Permitted Subordinated Indebtedness) that (a) is not scheduled to mature prior to the date that is 91 days after (i) prior to the occurrence of the FNIS Facility Pay-Off Date, the stated maturity date for the latest maturing “Tranche” of “Term Loans” (each as defined in the FNIS Credit Agreement) outstanding on the date of incurrence of such Permitted Senior Indebtedness and (ii) thereafter, the Termination Date, (b) has no scheduled amortization or payments of principal prior to (i) prior to the occurrence of the FNIS Facility Pay-Off Date, the stated maturity date for the latest maturing Tranche of Term Loans outstanding on the date of incurrence of such Permitted Senior Indebtedness and (ii) thereafter, the Termination Date and (c) has mandatory prepayment, repurchase or redemption provisions no more onerous or expansive in scope, taken as a whole, than those contained in the FNIS Credit Agreement for the Term Loans (as defined in the FNIS Credit Agreement)

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or are otherwise reasonably acceptable to the Agent.
     (v) “Qualified Equity Interests” means Equity Interests of FNIS other than Disqualified Equity Interests.
     (vi) “Ratio Trigger Date” has the meaning specified in Section 10(a)(i) of Annex D.
     (vii) “Restricted Prepayment” has the meaning specified in Section 11 of Annex D.
     (viii) “Senior Notes” has the meaning specified in Section 3(y) of Annex D.
     (ix) “Senior Note Permitted Amount” means, at any time, the excess, if any, of (a) $3,400,000,000 over (b) the sum of (x) the aggregate amount of the “Specified Term A-2 Loans” (as defined in the FNIS Credit Agreement) established at or prior to such time pursuant to ýSection 2.16(a)(ii) of the FNIS Credit Agreement and (y) the aggregate amount of the additional “Term Commitments” (as defined in the FNIS Credit Agreement) established at or prior to such time pursuant to ýSection 2.16(a)(i) of the FNIS Credit Agreement.
     (x) “Senior Secured Leverage Ratio” means, as of the end of any fiscal quarter of FNIS for the four fiscal quarter period ending on such date, the ratio of (a) Total Secured Indebtedness on the last day of such period to (b) Consolidated EBITDA of the Consolidated Companies for such period; provided that the amount of Total Secured Indebtedness determined pursuant to clause (a) above at any date shall be reduced (i) by the amount of any outstanding “Swing Line Loans” or “Revolving Credit Loans” (each as defined in the FNIS Credit Agreement) drawn for the purpose of card settlements so long as (x) such Swing Line Loans and Revolving Credit Loans are repaid within three Business Days after the applicable date regarding which the Senior Secured Leverage Ratio is calculated and (y) FNIS certifies as to the amount of such Swing Line Loans and Revolving Credit Loans and such repayment in the applicable Compliance Certificate (delivered under the FNIS Credit Agreement) and (ii) in the case of any such Indebtedness of a Majority-Owned Subsidiary, by an amount directly proportional to the amount (if any) by which Consolidated EBITDA determined pursuant to clause (b) above for such date was reduced (including through the calculation of Consolidated Net Income) by the elimination of a minority interest in such Majority-Owned Subsidiary owned by a Person other than a Consolidated Company.
     (xi) “Specified Debt” has the meaning specified in the proviso to Section 3 of Annex D.

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     (xii) “Specified Debt Test” has the meaning specified in the proviso to Section 3 of Annex D.
     (xiii) “Specified Disposition” means any sale, transfer or other disposition, or series of related sales, transfers or other dispositions (other than (x) in the ordinary course of business or (y) among Consolidated Companies), (a) that involves assets comprising all or substantially all of an operating unit of a business or common Equity Interests of any Person, in each case owned by any Restricted Company and (b) the total consideration in respect of which exceeds $10,000,000.
     (xiv) “Total Secured Indebtedness” means, without duplication, (a) the aggregate Outstanding Amount of all Capital Investments and all FNIS Loans and Metavante Loans, the aggregate undrawn amount of all outstanding trade “Letters of Credit” and all “Unreimbursed Amounts” (each, as defined in the FNIS Credit Agreement) and (b) all other Indebtedness of the Consolidated Companies of the type referred to in clauses (a), (b) (but solely in respect of letters of credit and bankers’ acceptances, and solely to the extent drawn and not yet reimbursed), (d), (e), (f) and (h) of the definition thereof and all Guarantees of FNIS and its Subsidiaries in respect of such Indebtedness of any other Person, in each case (i) that is secured by any asset of the Consolidated Companies and (ii) other than Specified Non-Recourse Indebtedness.
     (c) Annex A to the Guaranty is hereby amended by deleting in their entirety the following defined terms: “Exchange Companies” and “Guarantee”.
     (d) The definitions of the following terms set forth in Annex A to the Guaranty are hereby amended as follows:
     (i) “Consolidated EBITDA” is hereby amended by:
     (A) in clause (b)(viii) thereof, replacing the word “Acquisition” in the second line thereof with the words “Leveraged Recapitalization Transaction, the Metavante Transaction”,
     (B) in clause (b)(xiii) thereof, replacing the word “Acquisition” in the third line thereof with the words “Metavante Transaction”,
     (C) in clause (c) thereof, replacing the words “plus/minus” at the end thereof with the word “and”, and
     (D) restating clause (d) in its entirety as:

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     “(d) excluding the effects of
     (i) any unrealized losses or gains in respect of Swap Contracts, and
     (ii) any losses or gains in respect of purchase accounting adjustments for earnout obligations arising from acquisitions,”.
     (ii) “Consolidated Interest Charges” is hereby amended in clause (a)(i) thereof by adding the words “and the Leveraged Recapitalization Transaction” after the words “the Transaction”.
     (iii) “Disqualified Equity Interests” is hereby amended by replacing the words “91 days after the Termination Date” in the last line thereof with the words “91 days after (i) prior to the occurrence of the FNIS Facility Pay-Off Date, the stated maturity date for the latest maturing “Tranche” of “Term Loans” (each as defined in the FNIS Credit Agreement) outstanding on the date of issuance of such Equity Interest and (ii) thereafter, the Termination Date”.
     (iv) “Leasing Companies” is hereby amended to read in full as follows:
     “Leasing Companies” means FIS Capital Leasing, Inc. and its Subsidiaries.
     (v) “Leverage Ratio” is hereby amended by replacing the words “credit card settlements” in the eighth line thereof with the words “card settlements”.
     (vi) “Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” is hereby amended by:
     (A) replacing clause (a) thereof in full with the following new clause (a):
     “(a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included and (ii) in the case of a Specified Disposition described in the definition of “Specified Transaction”, shall be excluded,”
     (B) replacing the words “Leverage Ratio or each of the financial covenants set forth in Section 10 of Annex D in

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respect of a Specified Transaction” in the second, third and fourth lines thereof with the words “Leverage Ratio, Senior Secured Leverage Ratio or each of the financial covenants set forth in Section 10 of Annex D, in each case in respect of a Specified Transaction”, and
     (C) adding the words “, the Senior Secured Leverage Ratio” immediately after the words “the Leverage Ratio” in the second line of the proviso thereto.
     (vii) “Restricted Payment” is hereby amended by adding the following sentence at the end thereof: “The amount expended in any Restricted Payment, if other than in cash, will be deemed to be the fair market value of the relevant non-cash assets, as determined in good faith by the board of directors of FNIS and evidenced by a board resolution.”
     (viii) “Specified Transaction” is hereby amended to read in full as follows:
     “Specified Transaction” means, any Investment, Restricted Payment, Restricted Prepayment, designation of an Unrestricted Subsidiary, or incurrence of Indebtedness in respect of which compliance with the financial covenants set forth in ýSection 10 of Annex D, or the Senior Secured Leverage Ratio, is by the terms of the Guaranty required to be calculated on a Pro Forma Basis, or any Specified Disposition.
     (e) Section 10 of Annex B to the Guaranty is hereby amended to change the reference therein to “As of the Closing Date (after giving effect to the Acquisition)” to read instead “As of the Amendment No. 1 Effective Date”.
     (f) Section 11 of Annex C to the Guaranty is hereby amended to change each reference therein to “Closing Date” to read instead “Amendment No. 1 Effective Date”.
     (g) Paragraph (a) of Section 2 of Annex C to the Guaranty is hereby amended by replacing the words “no later than five days” in the first line thereof with the words “no later than five Business Days”.
     (h) Paragraph (a) of Section 12 of Annex C to the Guaranty is hereby amended by:
     (i) deleting the word “and” in the seventh line thereof at the end of clause (1) in the first parenthetical clause thereof and replacing it with a comma,

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     (ii) adding the words “and (3) any Securitization Vehicle” in the ninth line thereof at the end of the first parenthetical clause thereof,
     (iii) deleting the word “and” in the fifteenth line thereof at the end of clause (1) in the second parenthetical clause thereof and replacing it with a comma, and
     (iv) adding the words “and (3) any Securitization Vehicle” in the seventeenth line thereof at the end of the second parenthetical clause thereof.
     (i) Annex D to the Guaranty is hereby amended and restated in its entirety as set forth on Annex D attached hereto.
     (j) Schedule 1 (Subsidiaries), Schedule 2(b) (Liens), Schedule 3 (Investments), Schedule 4 (Indebtedness), Schedule 5 (Transactions with Affiliates) and Schedule 6 (Burdensome Agreements) are hereby replaced with Schedule 1, Schedule 2(b), Schedule 3, Schedule 4, Schedule 5 and Schedule 6 attached hereto, respectively.
     (k) Upon the occurrence of the Metavante Facility Pay-Off Date, the Guaranty shall be further amended as follows:
     (i) The second paragraph of Section 1 of the Guaranty shall be amended by deleting the words “Guaranty Protection Repurchase Obligations,” from the fifth and sixth lines thereof.
     (ii) Clause (iii) of Section 11 of Annex C to the Guaranty shall be amended by replacing the words “neither the borrower under the Metavante Credit Agreement nor any” in the beginning thereof with the word “no”.
     Section 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of SPV, FNIS, the Originators and the Subsidiary Guarantors (collectively, the “Specified Transaction Parties”) hereby jointly and severally represent and warrant to the Agent and each Purchaser as follows:
     (a) The execution, delivery and performance by such Specified Transaction Party of this Amendment are (i) within such Specified Transaction Party’s corporate or other organizational powers, (ii) have been duly authorized by all necessary corporate, shareholder or other organizational action, and (iii) do not and will not (A) contravene the terms of such Specified Transaction Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 1 of Annex D to the Guaranty), or require any payment to be made under any (1) documentation governing any Permitted Subordinated Indebtedness, (2)

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any other Contractual Obligation to which such Specified Transaction Party is a party or affecting such Specified Transaction Party or the properties of such Specified Transaction Party or any of its Subsidiaries or (3) any order, injunction, writ or decree, of or with any Governmental Authority or any arbitral award to which such Specified Transaction Party or its property is subject; or (C) violate, in any material respect, any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (B) to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
     (b) This Amendment has been duly executed and delivered by each of the Specified Transaction Parties. This Amendment (as of the date hereof and as of the Amendment No. 1 Effective Date) constitutes legal, valid and binding obligations of each Specified Transaction Party, enforceable against such Specified Transaction Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.
     (c) The representations and warranties applicable to each Transaction Party contained in Article IV of the Receivables Purchase Agreement, Article III of the Receivables Sale Agreement, Annex B to the Guaranty and any other Transaction Documents that are qualified by materiality are true and correct, and the representations and warranties that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).
     (d) After giving effect to this Amendment and the transactions contemplated hereby, no Event of Termination has occurred and is continuing.
     Section 6. Conditions To Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of the following conditions (the date that all such conditions are so satisfied, the “Amendment No. 1 Effective Date”):
     (a) The conditions set forth in Section 3.2(i), (ii) and (iii) of the Receivables Purchase Agreement shall be satisfied on and as of the Amendment No. 1 Effective Date, and the Agent shall have received a certificate dated as of the Amendment No. 1 Effective Date, and signed by a Responsible Officer of each of FNIS and the SPV, to such effect.
     (b) The Agent shall have received the favorable legal opinions of counsel to each of the Specified Transaction Parties addressed to the Agent and each Purchaser dated the Amendment No. 1 Effective Date, which opinions shall be in form and substance substantially similar to those delivered in connection

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with the Receivables Purchase Agreement.
     (c) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Transaction Party, the authorization of execution, delivery and performance of this Amendment and any other legal matters relating to the Transaction Documents, all in form and substance reasonably satisfactory to the Agent and its counsel.
     (d) The Agent shall have received payment from FNIS or SPV, for the account of each Consenting Purchaser that executes and delivers a counterpart signature page to this Amendment at or prior to 12:00 p.m., New York City time, on June 30, 2010 (or such later time as FNIS shall agree, in its sole discretion), an upfront fee (the “Consent Fee”) in an aggregate amount equal to 0.125% of the aggregate amount of the Commitments held by each of the Consenting Purchasers. The Consent Fees shall be payable on the Amendment No. 1 Effective Date (upon the satisfaction of all other conditions for the occurrence thereof), in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.
     (e) FNIS shall have paid (upon the satisfaction of all other conditions set forth in this Amendment) all fees and other amounts due and payable pursuant to this Amendment and the letter agreement dated June 21, 2010 between FNIS, SPV, JPMCB and J.P. Morgan Securities Inc., including, to the extent invoiced, reimbursement or payment of reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Transaction Documents, including the reasonable fees, charges and disbursements of counsel for the Agent.
     (f) Since December 31, 2009, there has been no change, occurrence or development that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
     The Agent shall notify FNIS, SPV and the Purchasers of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.
     Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by telecopier, pdf or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
     Section 9. Incorporation of Certain Terms. Sections 11.9, 11.12, 11.13

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and 11.14 of the Receivables Purchase Agreement shall apply to this Amendment mutatis mutandis as set out in full therein.
[The remainder of this page is intentionally blank.]

16

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

FIS RECEIVABLES SPV, LLC
By:	/s/ Kirk Larsen
	Name:	Kirk Larsen
	Title:	Senior Vice President and Treasurer

FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:	/s/ Kirk Larsen
	Name:	Kirk Larsen
	Title:	Senior Vice President and Treasurer

OTHER ORIGINATORS

CHEX SYSTEMS, INC. FIDELITY NATIONAL TRANSACTION SERVICES, INC.
By:	/s/ Kirk Larsen
	Name:	Kirk Larsen
	Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1

ORIGINATORS

ASSET EXCHANGE, INC.
ATM MANAGEMENT SERVICES, INC.
AURUM TECHNOLOGY, LLC
EFUNDS CORPORATION
EFUNDS IT SOLUTIONS GROUP, INC.
FIDELITY INFORMATION SERVICES, INC.
FIDELITY NATIONAL CARD SERVICES, INC.
FIDELITY NATIONAL E-BANKING SERVICES, INC.
FIDELITY NATIONAL FIRST BANKCARD SYSTEMS, INC.
FIDELITY NATIONAL INFORMATION SERVICES, LLC
FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.
FIS CORE PROCESSING SERVICES, LLC
FIS ITEM PROCESSING SERVICES, LLC
FIS MANAGEMENT SERVICES, LLC FIS OUTPUT SOLUTIONS, LLC INTERCEPT, INC. PENLEY, INC. SANCHEZ COMPUTER ASSOCIATES, LLC
SANCHEZ SOFTWARE, LTD. SECOND FOUNDATION, INC. WCS ADMINISTRATIVE SERVICES, INC.
WILDCARD SYSTEMS, INC.

By:	/s/ Kirk Larsen
	Name:	Kirk Larsen
	Title:	Senior Vice President and Treasurer
SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1

SUBSIDIARY GUARANTORS
CERTEGY CHECK SERVICES, INC.
CERTEGY PAYMENT RECOVERY SERVICES, INC.
CHEX SYSTEMS COLLECTION AGENCY,INC.
CLEARCOMMERCE CORPORATION
DEPOSIT PAYMENT PROTECTION SERVICES INC.
FIDELITY NATIONAL PAYMENT SERVICES, INC.
FIDELITY NATIONAL TRANSACTION SERVICES INC.
FIS CAPITAL LEASING, INC.
FIS CAPITAL, LLC
METAVANTE PAYMENT SERVICES AZ CORPORATION
METAVANTE PAYMENT SERVICES, LLC

By:	Kirk Larsen

	Name:	Kirk Larsen
	Title:	Authorized Signatory
SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1

ADMINISOURCE COMMUNICATIONS, INC.
ADVANCED FINANCIAL SOLUTIONS, INC.
ANALYTIC RESEARCH TECHNOLOGIES INC.
ASSET EXCHANGE, INC.
ATM MANAGEMENT SERVICES, INC.
AURUM TECHNOLOGY, LLC
BENSOFT, INCORPORATED
CARD BRAZIL HOLDINGS, INC.
CHEX SYSTEMS, INC.
DELMARVA BANK DATA PROCESSING CENTER, LLC
EFD ASIA, INC.
EFUNDS CORPORATION
EFUNDS GLOBAL HOLDINGS CORPORATION
EFUNDS IT SOLUTIONS GROUP, INC.
ENDPOINT EXCHANGE LLC
FIDELITY INFORMATION SERVICES INTERNATIONAL HOLDINGS, INC.
FIDELITY INFORMATION SERVICES INTERNATIONAL, LTD.
FIDELITY INFORMATION SERVICES INC.
FIDELITY INTERNATIONAL RESOURCE MANAGEMENT, INC.
FIDELITY NATIONAL ASIA PACIFIC HOLDINGS, LLC.
FIDELITY NATIONAL CARD SERVICES, INC.
FIDELITY NATIONAL E-BANKING SERVICES INC
FIDELITY NATIONAL FIRST BANKCARD SYSTEMS, INC.
FIDELITY NATIONAL GLOBAL CARD SERVICES, INC.
FIDELITY NATIONAL INFORMATION SERVICES, LLC
FIDELITY NATIONAL INFORMATION SOLUTIONS INC,
FIDELITY OUTSOURCING SERVICES INC
FIS CORE PROCESSING SERVICES, LLC
FIS ITEM PROCESSING SERVICES, LLC
FIS MANAGEMENT SERVICES, LLC
FIS OUTPUT SOLUTIONS, LLC
GHR SYSTEMS, INC.
INTERCEPT, INC.
KIRCHMAN COMPANY LLC
KIRCHMAN CORPORATION
LINK2GOV CORP.
MBI BENEFITS, INC.
METAVANTE ACQUISITION COMPANY II LLC
METAVANTE CORPORATION
METAVANTE HOLDINGS, LLC
METAVANTE OPERATIONS RESOURCES CORPORATION
NEVER COMPROMISE, LLC
NYCE PAYMENTS NETWORK, LLC
PAYMENT SOUTH AMERICA HOLDINGS INC.
PENLEY, INC.
PRIME ASSOCIATES, INC.
SANCHEZ COMPUTER ASSOCIATES, LLC
SANCHEZ SOFTWARE, LTD.
SECOND FOUNDATION, INC.
TREEV LLC
VALUTEC CARD SOLUTIONS, LLC
VECTORSGI, INC.
VICOR, INC.
WCS ADMINISTRATIVE SERVICES, INC.
WILDCARD SYSTEMS, INC.

By:	/s/ Kirk Larsen
	Name:	Kirk Larsen
	Title:	Senior Vice President and Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1

JPMORGAN CHASE BANK, N.A., as Agent
By:	/s/ Ann B. Kerns
	Name:	Ann B. Kerns
	Title:	Vice President

[Name of Purchaser:]
By:	[On file with Administrative Agent]
Name:
Title:
SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 1

Annex D
Form of Annex D to the Guaranty

EXECUTION VERSION
ANNEX D
NEGATIVE COVENANTS
     Section 1. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
     (a) (i) Liens pursuant to any Transaction Document, (ii) Liens granted by the FNIS Loan Parties pursuant to any FNIS Loan Document and (iii) Liens granted by the Metavante Loan Parties pursuant to any Metavante Loan Document;
     (b) Liens existing on the Amendment No. 1 Date and listed on Schedule 2(b) and any modifications, replacements, refinancings, renewals or extensions thereof; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 3, and (B) proceeds and products thereof and (ii) the modification, replacement, renewal, extension or refinancing of the obligations secured or benefited by such Liens (if such obligations constitute Indebtedness) is permitted by Section 3;
     (c) Liens for taxes, assessments or governmental charges which are not overdue for a period of more than 30 days, or, if more than 30 days overdue, (i) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP or (ii) with respect to which the failure to make payment could not reasonably be expected to have a Material Adverse Effect;
     (d) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business which secure amounts not overdue for a period of more than 30 days or, if more than 30 days overdue, (i) no action has been taken to enforce such Lien, (ii) such Lien is being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP or (iii) with respect to which the failure to make payment as to all such amounts, in the aggregate, could not reasonably be expected to have a Material Adverse Effect;
     (e) (i) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, (ii) Liens incurred in the ordinary course of business securing insurance premiums or reimbursement obligations under insurance policies or (iii) obligations in respect of letters of credit or bank guarantees that have been posted by a Restricted Company to support the payment of the items set forth in clauses (i) and (ii) of this Section 1(e);
     (f) (i) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds, performance and completion guarantees and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business and (ii) obligations in respect of letters of credit or bank guarantees that have been posted by a Restricted Company to support the payment of items set forth in clause (i) of this Section 1(f);
     (g) easements, rights-of-way, restrictions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which, in the aggregate, do not in any case materially and adversely interfere with the ordinary conduct of the business of the applicable Person;
      (h) Liens securing judgments for the payment of money not constituting an Event of Termination under paragraph (h) of Section 7.1 of the Receivables Purchase Agreement;
     (i) Liens arising in connection with the Cash Management Practices, including Liens securing borrowings from financial institutions and their Affiliates permitted under Section 3(m) to the extent specified in the definition of “Cash Management Practices”;
     (j) (i) leases, licenses, subleases or sublicenses granted to other Persons in the ordinary course of business which do not (A) interfere in any material respect with the business of FNIS or any of its material Restricted Subsidiaries or (B)) secure any Indebtedness (other than any obligation that is Indebtedness solely as a result of the operation of clause (e) of the definition thereof) and (ii) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by any Restricted Company or by a statutory provision to terminate any such lease, license, franchise, grant or permit or to require periodic payments as a condition to the continuance thereof;
     (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
     (l) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection, (ii) attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business, (iii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry and (iv) of financial institutions

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funding the Vault Cash Operations in the cash provided by such institutions for such Vault Cash Operations;
     (m) Liens (i) (A) on advances of cash or Cash Equivalents in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 2(h) and (l) and to be applied against the purchase price for such Investment, and (B) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 5 and (ii) on cash earnest money deposits made by any Restricted Company in connection with any letter of intent or purchase agreement permitted hereunder;
     (n) Liens on property of any Foreign Subsidiary securing Indebtedness of such Foreign Subsidiary to the extent permitted under Section 3;
     (o) Liens in favor of any Restricted Company securing Indebtedness permitted under Section 3(e) or other obligations other than Indebtedness owed by a Restricted Company to another Restricted Company;
     (p) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary, in each case after the date hereof and any modifications, replacements, renewals or extensions thereof; provided that (i) in the case of Liens securing purchase money Indebtedness or Capitalized Leases, (A) such Liens attach concurrently with or within 270 days after the acquisition, repair, replacement, construction or improvement (as applicable) of the property subject to such Liens and (B) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and after-acquired property subjected to a Lien pursuant to terms existing at the time of such acquisition, it being understood that such requirement to pledge after-acquired property shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition); provided that individual equipment financings otherwise permitted to be secured hereunder provided by one Person (or its Affiliates) may be cross collateralized to other such financings provided by such Person (or its affiliates), (ii) in the case of Liens securing Indebtedness other than purchase money Indebtedness or Capitalized Leases, (A) such Liens do not extend to the property of any Person other than the Person acquired or formed to make such acquisition and the subsidiaries of such Person and (B) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary and (iii) the Indebtedness secured thereby (or, as applicable, any modifications, replacements, renewals or extensions thereof) is permitted under Section 3;
     (q) Liens arising from precautionary UCC financing statement filings (or similar filings under applicable Law) regarding leases entered into by FNIS or any of its Restricted Subsidiaries in the ordinary course of business (and Liens consisting of the interests or title of the respective lessors thereunder);

3

     (r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by any Restricted Company in the ordinary course of business not prohibited by this Guaranty;
     (s) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness (other than Indebtedness described in clause (e) of the definition thereof), (ii) relating to pooled deposit or sweep accounts of any Restricted Company to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of such Restricted Company and (iii) relating to purchase orders and other similar agreements entered into in the ordinary course of business;
     (t) Liens securing obligations permitted under Section 3(u) to the extent specified therein;
     (u) Liens on the assets of a Securitization Vehicle securing Indebtedness under any Securitization Financing permitted under Section 3(v);
     (v) Liens securing the Specified Non-Recourse Indebtedness permitted under Section 3(f) to the extent specified therein;
     (w) any pledge of the Equity Interests in an Unrestricted Subsidiary to secure Indebtedness of such Unrestricted Subsidiary, to the extent such pledge constitutes an Investment permitted under this Agreement; and
     (x) other Liens securing Indebtedness or other obligations outstanding in an aggregate principal amount not to exceed the greater of (i) 3.5% of Total Consolidated Assets and (ii) $150,000,000.
     Section 2. Investments. Make or hold any Investments, except:
     (a) Investments by a Restricted Company in assets that were Cash Equivalents when such Investment was made, and the holding of cash at any time by a Restricted Company;
     (b) loans or advances to directors, officers, members of management, employees and consultants of a Restricted Company in an aggregate amount not to exceed $20,000,000 at any time outstanding, for business related travel, entertainment, relocation and analogous ordinary business purposes or in connection with such Person’s purchase of Equity Interests of FNIS;
     (c) Investments (i) by such FNIS Loan Party in any other FNIS Loan Party, (ii) by FNIS or any of its Domestic Subsidiaries in FNIS or any of its Domestic Subsidiaries, (iii) by any Restricted Subsidiary that is not a FNIS Loan Party in any Restricted Company and (iv) by any FNIS Loan Party in any Restricted Subsidiary that is not a FNIS Loan Party in an aggregate amount for all

4

such Investments under this clause (iv) not to exceed, at the time such Investment is made and after giving effect to such Investment, the sum of (1) $100,000,000, plus (2) the amount (if positive) by which 5% of the Total Consolidated Assets exceeds the aggregate amount of all Investments in Unrestricted Subsidiaries made or deemed to be made pursuant to Section 2(n), plus (3) the aggregate amount of any cash repayment of or return on such Investments theretofore received by the FNIS Loan Parties;
     (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;
     (e) Investments consisting of Liens, Indebtedness, Dispositions and Restricted Payments permitted under Sections 1, 3, 5 and 6, respectively;
     (f) Investments existing or contemplated on the Amendment No. 1 Effective Date (including those in the Brazilian Joint Venture) and set forth on Schedule 3 and any modification, replacement, renewal or extension thereof; provided that the amount of the original Investment is not increased except by the terms of such Investment or as otherwise permitted by this Section 2;
     (g) promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 5;
     (h) the purchase or other acquisition of all or substantially all of the property and assets or business of, any Person or of assets constituting a business unit, a line of business or division of such Person, or of more than 50% of the Equity Interests in a Person that, upon the consummation thereof, will be owned directly by FNIS or one or more of its wholly owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 2(h) (each, a “Permitted Acquisition”):
     (i) FNIS and any such newly created or acquired Subsidiary shall, or will within the times specified therein, have complied with the requirements of Section 12 of Annex C, as the case may be;
     (ii) any Indebtedness incurred in connection with such acquisition by FNIS or any Restricted Subsidiary shall be permitted by Section 3;
     (iii) (A) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Event of Termination shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, FNIS shall be in

5

Pro Forma Compliance with all of the covenants set forth in Section 10, in each case such compliance to be determined on the basis of the financial information most recently delivered to the Agent and the Purchasers (either pursuant to Section 1 of Annex C or in any subsequent delivery of financial information by FNIS to the Agent prior to such purchase or other acquisition) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby and, with respect to each such purchase or other acquisition having total consideration in excess of $100,000,000, evidenced by a certificate from the chief financial officer (or other equivalent officer) of FNIS demonstrating such compliance calculation in reasonable detail;
     (iv) if the total consideration of such Permitted Acquisition exceeds $100,000,000, FNIS shall have delivered to the Agent, on behalf of the Purchasers, no later than five Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Agent, certifying that all of the requirements set forth in this Section 2(h) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition; and
     (v) such purchase or other acquisition was approved by the board of the directors (or other applicable governing body) of the Person being acquired;
     (i) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of any Person and in settlement of obligations of, or other disputes with, any Person arising in the ordinary course of business and upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;
     (j) Investments and transfers of funds among the Consolidated Companies that are made in accordance with the Cash Management Practices;
     (k) advances of payroll payments to employees in the ordinary course of business;
     (l) Guarantees by a Restricted Company of leases (other than Capitalized Leases) entered into in the ordinary course of business;
     (m) Investments in the ordinary course consisting of endorsements for collection or deposit;
     (n) Investments by Restricted Companies in Unrestricted Subsidiaries after the Amendment No. 1 Effective Date (it being understood and agreed that the book value of the assets of an Unrestricted Subsidiary other than any Securitization Vehicle at the time of its designation as such pursuant to Section

6

6.14 of the FNIS Credit Agreement shall be deemed to be an Investment made in such Unrestricted Subsidiary in an amount equal to such book value, but if such Unrestricted Subsidiary is not wholly-owned by the Restricted Companies, only an amount proportional to such Restricted Companies’ ownership therein shall be included in this calculation) in an aggregate amount for all such Investments (less an amount equal to the book value of all Unrestricted Subsidiaries other than any Securitization Vehicle that, after the Amendment No. 1 Effective Date, are redesignated by FNIS to be Restricted Subsidiaries, calculated as of the date of such redesignation) not to exceed for all Unrestricted Subsidiaries (other than Securitization Vehicles), at the time such Investment is made and after giving effect to such Investment, the sum of (i) an amount equal to 5% of the Total Consolidated Assets as of such time (net of any Investment made pursuant to Section 2(c)(iv)(2)), plus (ii) the aggregate amount of any cash repayment of or return on such Investments theretofore received by Restricted Companies after the Amendment No. 1 Effective Date;
     (o) Investments consisting of Swap Contracts entered into in the ordinary course of business and not for speculative purposes;
     (p) [intentionally omitted];
     (q) any Investment in a Securitization Vehicle or any Investment by a Securitization Vehicle in any other Person in connection with a Securitization Financing permitted by Section 3(v), including Investments of funds held in accounts permitted or required by the arrangements governing the Securitization Financing or any related Indebtedness; provided that any Investment in a Securitization Vehicle is in the form of a purchase money note, contribution of additional Securitization Assets or equity investments; and
     (r) so long as immediately after giving effect to any such Investment, no Event of Termination has occurred and is continuing, other Investments in an aggregate amount for all such Investments (calculated using the actual amount of such Investments as funded by the Restricted Companies) not to exceed at any time the sum of (i) $250,000,000 and (ii) the aggregate amount of any cash repayment of or return on such Investments theretofore received by the Restricted Companies.
     Section 3. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:
      (a) Permitted Subordinated Indebtedness;
     (b) (i) Indebtedness of the Transaction Parties under the Transaction Documents, (A) Indebtedness of FNIS and any of its Restricted Subsidiaries under the FNIS Loan Documents and any Permitted Refinancing thereof and (B) Indebtedness of the Metavante Loan Parties under the Metavante Loan Documents and any Permitted Refinancing thereof;

7

     (c) Indebtedness outstanding on the Amendment No. 1 Effective Date and listed on Schedule 4 and any Permitted Refinancing thereof;
     (d) Guarantees by a Restricted Company in respect of Indebtedness of another Restricted Company otherwise permitted hereunder (i) including, for the avoidance of doubt, unsecured Guarantees in respect of the obligations of the Securitization Vehicle under a Securitization Financing permitted by Section 3(v) and (ii) excluding Indebtedness permitted by Section 3(y) and Section 3(z); provided that (x) no Guarantee by any Restricted Company (other than FNIS) of any Permitted Subordinated Indebtedness (or any Permitted Refinancing thereof) shall be permitted unless such Restricted Company shall have also provided a Guarantee of the Obligations substantially on the terms set forth in this Guaranty in accordance with Section 12 of Annex C and (y) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Purchasers as those contained in the subordination of such Indebtedness;
     (e) Indebtedness of a Restricted Company that constitutes an Investment permitted by Section 2; provided that all such Indebtedness of any Transaction Party to any Subsidiary that is not a Transaction Party must be expressly subordinated to the Obligations of such Transaction Party, it being understood that such Transaction Party may make payments thereon unless an Event of Termination has occurred and is continuing;
     (f) Indebtedness incurred in the ordinary course of business by the Leasing Companies in connection with their leasing business that is limited in recourse to the assets being financed by such Indebtedness (the “Specified Non-Recourse Indebtedness”);
     (g) subject to the Specified Debt Test, Indebtedness of Foreign Subsidiaries of FNIS;
     (h) subject to the Specified Debt Test (to the extent applicable), Indebtedness of a Restricted Company assumed in connection with any Permitted Acquisition and not incurred in contemplation thereof, and any Permitted Refinancing thereof;
     (i) Indebtedness incurred by any Restricted Company representing deferred compensation to employees of a Restricted Company incurred in the ordinary course of business;
     (j) Indebtedness consisting of promissory notes issued by any Restricted Company to future, present or former directors, officers, members of management, employees or consultants of FNIS or any of its Subsidiaries or their respective estates, heirs, family members, spouses or former spouses to finance the purchase or redemption of Equity Interests of FNIS permitted by Section 6;

8

     (k) Indebtedness incurred by a Restricted Company in a Permitted Acquisition or Disposition constituting indemnification obligations or obligations in respect of purchase price or other similar adjustments;
     (l) Indebtedness consisting of obligations of any Restricted Company under deferred compensation or other similar arrangements incurred by such Person in connection with Permitted Acquisitions;
     (m) Indebtedness (including intercompany Indebtedness among the Consolidated Companies) in respect of the Cash Management Practices;
     (n) obligations of the Consolidated Companies with respect to liabilities arising from the Vault Cash Operations;
     (o) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations of a Restricted Company contained in supply arrangements, in each case, in the ordinary course of business;
     (p) Indebtedness incurred by a Restricted Company constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to such similar reimbursement-type obligations; provided that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;
     (q) obligations in respect of bid, performance, stay, customs, appeal and surety bonds and performance and completion guarantees provided by a Restricted Company or obligations in respect of letters of credit related thereto, in each case in the ordinary course of business or consistent with past practice;
     (r) Guarantees by FNIS of Indebtedness permitted under this Section 3;
     (s) Indebtedness in respect of Swap Contracts entered into in the ordinary course of business and not for speculative purposes;
     (t) Indebtedness in respect of any letter of credit or bankers’ acceptance supporting trade payables, warehouse receipts or similar facilities entered into in the ordinary course of business;
     (u) Indebtedness incurred in the ordinary course of business in connection with relocation service transactions and secured by the properties which are the subject of such transactions;
     (v) (i) Indebtedness incurred in connection with a receivables securitization transaction involving the Restricted Companies and a Securitization Vehicle (a “Securitization Financing”); provided that (A) such Indebtedness

9

when incurred shall not exceed 100% of the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition, (B) such Indebtedness is created and any Lien attaches to such property concurrently with or within forty-five (45) days of the acquisition thereof, and (C) such Lien does not at any time encumber any property other than the property financed by such Indebtedness, and (ii) any unsecured Guarantee by any FNIS Loan Party of the obligations of the Securitization Vehicle under a Securitization Financing;
(w) Indebtedness (i) of the type described in clause (e) of the definition thereof subject to Liens permitted under Section 1 or (ii) secured by Liens permitted under Sections 1(e)(ii), 1(e)(iii), 1(f), or 1(r);
(x) subject to the Specified Debt Test, Indebtedness secured by Liens permitted pursuant to Section 1(x) in an aggregate principal amount not to exceed the greater of (i) 3.5% of Total Consolidated Assets and (ii) $150,000,000;
(y) (i) Permitted Senior Indebtedness under senior unsecured notes of the Company in an aggregate outstanding principal amount not to exceed the Senior Note Permitted Amount at any time (the “Senior Notes”); provided that (A) no Event of Termination has occurred and is continuing or would result therefrom, (B) immediately after giving effect to such Indebtedness, FNIS shall be in Pro Forma Compliance with all of the covenants set forth in Section 10, such compliance to be determined on the basis of the financial information most recently delivered to the Agent and the Purchasers (either pursuant to Section 1(a) of Annex C or Section 1(b) of Annex C or in any subsequent delivery of financial information by FNIS to the Agent prior to such incurrence of Indebtedness) as though such incurrence of Indebtedness (and the repayment of any Total Secured Indebtedness effected on or prior to such date) had been consummated as of the first day of the fiscal period covered thereby and (C) the proceeds thereof shall be used in connection with the Leveraged Recapitalization Transaction, with any amounts remaining after the consummation of all components of the Leveraged Recapitalization Transaction being available for general corporate purposes; and (ii) any unsecured Guarantee by a Subsidiary Guarantor of the Senior Notes;
(z) any other Permitted Senior Indebtedness or other unsecured Indebtedness of FNIS, and any unsecured Guarantee thereof by a Subsidiary Guarantor; provided that (a) no Event of Termination has occurred and is continuing or would result therefrom and (b) immediately after giving effect to such Indebtedness, FNIS shall be in Pro Forma Compliance with all of the covenants set forth in Section 10, in each case such compliance to be determined on the basis of the financial information most recently delivered to the Agent and the Purchasers (either pursuant to Section 1(a) of Annex C or Section 1(b) of Annex C or in any subsequent delivery of financial information by FNIS to the Agent prior to such incurrence of Indebtedness) as though such incurrence of Indebtedness had been consummated as of the first day of the fiscal period covered thereby; and

10

     (aa) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (z) above;
provided that at the time of incurrence or assumption of any Specified Debt described below, after giving effect to such Specified Debt, the aggregate principal amount of all Specified Debt shall not exceed the greater of $500,000,000 and 15% of Consolidated Shareholders’ Equity (the test set forth in this proviso is referred to herein as the “Specified Debt Test”). For purposes hereof, “Specified Debt” means, without duplication, (A) any Indebtedness of a FNIS Loan Party that is secured by Liens permitted to exist in reliance on any of clauses (n), (p) or (x) of Section 1 and (B) (1) any Indebtedness of a Restricted Subsidiary that is not a FNIS Loan Party that is permitted to exist in reliance on any of clauses (g), (h), (w)(i) (but only if the Liens securing such Indebtedness are permitted to exist in reliance on any of clauses (n), (p) or (x) of Section 1) or (x) of this Section 3 (the “Included Debt”) and (2) any Guarantee of Included Debt permitted by this Section 3.
     Section 4. [Intentionally Omitted].
     Section 5. Dispositions. Make any Disposition of any of its property except:
     (a) Dispositions of obsolete, used, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Restricted Companies
     (b) Dispositions of inventory in the ordinary course of business;
     (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;
     (d) Dispositions of property by a Restricted Company to another Restricted Company; provided that if the transferor of such property is a FNIS Loan Party (x) the transferee thereof must either be a FNIS Loan Party or a Restricted Subsidiary that is a Domestic Subsidiary or (y) to the extent such transaction constitutes an Investment in a Foreign Subsidiary that is a Restricted Subsidiary, such transaction is permitted by Section 2(c);
     (e) Dispositions permitted by Sections 2 and 6 and Liens permitted by Section 1;
     (f) Dispositions by any Restricted Company of property pursuant to sale-leaseback transactions; provided that (i) the fair market value of all property

11

so Disposed of shall not exceed $100,000,000 from and after the Amendment No. 1 Effective Date and (ii) the purchase price for such property shall be paid to such Restricted Company for not less than 75% cash consideration;
     (g) (i) Dispositions of cash and Cash Equivalents and (ii) Dispositions pursuant to and in accordance with Cash Management Practices and in connection with the Vault Cash Operations;
     (h) Dispositions of accounts receivable in connection with the collection or compromise thereof;
     (i) leases, subleases, licenses or sublicenses of property in the ordinary course of business and which do not materially interfere with the business of the Restricted Companies;
     (j) transfers of property subject to Casualty Events upon receipt of the proceeds of such Casualty Event;
     (k) Dispositions in the ordinary course of business consisting of the abandonment of intellectual property rights which, in the reasonable good faith determination of FNIS, are not material to the conduct of the business of the Restricted Companies;
     (l) Dispositions of Investments in Joint Ventures to the extent required by, or made pursuant to buy/sell arrangements between the joint venture parties set forth in, joint venture arrangements and similar binding arrangements (i) in substantially the form as such arrangements are in effect on the Amendment No. 1 Effective Date or (ii) to the extent that the net cash proceeds of such Disposition are either reinvested or applied to prepay loans pursuant to the terms of the FNIS Credit Agreement or the Metavante Credit Agreement;
     (m) Dispositions of property to an Unrestricted Subsidiary; provided that to the extent constituting an Investment, such Investment must be an Investment permitted by Section 2(n);
     (n) Dispositions of real property and related assets in the ordinary course of business in connection with relocation activities for directors, officers, members of management, employees or consultants of the Restricted Companies;
     (o) Dispositions of tangible property in the ordinary course of business as part of a like-kind exchange under Section 1031 of the Code;
     (p) voluntary terminations of Swap Contracts;
     (q) Dispositions of Unrestricted Subsidiaries;
     (r) Dispositions of Securitization Assets (or a fractional undivided interest therein) in a Securitization Financing permitted under Section 3(v); and

12

     (s) Dispositions of property not otherwise permitted under this Section 5 by a Restricted Company to Persons that are not Affiliates of the Transaction Parties; provided that (i) such Disposition is made in good faith on an arms’ length basis and (ii) the net cash proceeds of such Disposition are either reinvested or applied to prepay loans pursuant to the terms of the FNIS Credit Agreement or the Metavante Credit Agreement.
     Section 6. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except:
     (a) each Restricted Subsidiary may make Restricted Payments ratably with respect to its Equity Interests;
     (b) FNIS may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests) of such Person;
     (c) so long as no Event of Termination shall have occurred and be continuing or would result therefrom, FNIS may make Restricted Payments; provided that FNIS would be in Pro Forma Compliance with the covenants set forth in Section 10, in each case such compliance to be determined on the basis of the financial information most recently delivered to the Agent and the Purchasers (either pursuant to Section 1(a) of Annex C or Section 1(b) of Annex C or in any subsequent delivery of financial information by FNIS to the Agent prior to such Restricted Payments);
     (d) to the extent constituting Restricted Payments permitted by other clauses of this Section 6, FNIS and its Restricted Subsidiaries may enter into transactions expressly permitted by Section 5 and 8;
     (e) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;
     (f) FNIS may make cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of FNIS and its Restricted Companies;
     (g) FNIS may repurchase common stock of FNIS in an aggregate purchase amount determined by FNIS up to $2,500,000,000 pursuant to a self-tender to be made by FNIS to purchase shares of its common stock in the open market (or through such other means as FNIS may elect); and
     (h) FNIS may repurchase up to 15 million shares of its common stock pursuant to authority granted by FNIS’s board of directors in February 2010.
     Section 7. [Intentionally Omitted].

13

     Section 8. Transactions With Affiliates. Enter into any transaction of any kind with any Affiliate of FNIS, whether or not in the ordinary course of business, other than (a) transactions among the Restricted Companies, (b) on fair and reasonable terms substantially as favorable to a Restricted Company as would be obtainable by such Restricted Company at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) the payment of fees and expenses in connection with the consummation of the Acquisition and the Leveraged Recapitalization Transaction, (d) [intentionally omitted], (e) loans and other transactions by FNIS and its Restricted Subsidiaries to the extent permitted under the covenants contained in this Annex D, (f) customary fees payable to any directors of FNIS and reimbursement of reasonable out of pocket costs of the directors of FNIS, (g) employment and severance arrangements between any Restricted Company and their officers and employees in the ordinary course of business, (h) payments by any Restricted Company pursuant to the tax sharing agreements among FNIS and its Subsidiaries on customary terms, (i) the payment of customary fees and indemnities to directors, officers and employees of FNIS and its Subsidiaries in the ordinary course of business, (j) transactions pursuant to agreements in existence on the Amendment No. 1 Effective Date and set forth on Schedule 5 or any amendment thereto to the extent such an amendment is not adverse to the Purchasers in any material respect, (k) Restricted Payments permitted under Section 6, (l) any transaction with a Securitization Vehicle as part of a Securitization Financing permitted under Section 3(v), and (m) transactions engaged in by Restricted Companies with Unrestricted Subsidiaries in good faith to effect (A) the Cash Management Practices and Vault Cash Operations, (B) the operations, governance, administration and corporate overhead of the Consolidated Companies and (C) the tax management of the Consolidated Companies. For the purposes of this Section 8, each Unrestricted Subsidiary shall be deemed to be an Affiliate of each Restricted Company.
     Section 9. Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Guaranty, any other Transaction Document, any FNIS Loan Document or any Metavante Loan Document) that limits the ability of (a) any Restricted Subsidiary to make Restricted Payments to any Transaction Party or to otherwise transfer property to or invest in any Transaction Party or (b) any Transaction Party to create, incur, assume or suffer to exist Liens in favor of the Agent or the Purchasers on any Collateral that is required by any Transaction Document to secure the Obligations; provided that the foregoing shall not apply to Contractual Obligations which (i) (x) exist on the Amendment No. 1 Effective Date and (to the extent not otherwise permitted by this Section 9) are listed on Schedule 6 hereto and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not expand the scope of such restrictions that are contained in such Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as

14

such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary, (iii) arise in connection with any Disposition permitted by Section 5, (iv) are customary provisions in joint venture agreements and other similar agreements applicable to Joint Ventures permitted under Section 2 and applicable solely to such Joint Venture entered into in the ordinary course of business, (v) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 3 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness, (vi) are customary restrictions in leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions may relate to the assets subject thereto, (vii) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest, or (viii) are customary provisions restricting assignment or transfer of any agreement entered into in the ordinary course of business.
     Section 10. Financial Covenants. (a) Maximum Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter of FNIS set forth below to be greater than:
     (i) prior to the first day (the “Ratio Trigger Date”) on which both (A) the Company has incurred at least $2,500,000 in aggregate principal amount of the sum of (x) the Senior Notes pursuant to Section 3(y), (y) the “Additional Term Loans” (as defined in the FNIS Credit Agreement) pursuant to Section 2.16(a)(i) of the FNIS Credit Agreement and (z) the “Specified Term A-2 Loans” (as defined in the FNIS Credit Agreement) pursuant to Section 2.16(a)(ii) of the FNIS Credit Agreement and (B) the Company has repaid in full the indebtedness outstanding under the Metavante Credit Agreement (other than contingent indemnification obligations), 3.25:1.00; and
     (ii) on and after the Ratio Trigger Date, the ratio set forth below opposite the applicable period ending date:

Period Ending Date	Leverage Ratio
June 30, 2010 through December 31, 2010	4.25:1.0
March 31, 2011 through December 31, 2011	3.75:1.0
March 31, 2012 through December 31, 2012	3.50:1.0
March 31, 2013 through December 31, 2013	3.25:1.0
March 31, 2014 and thereafter	3.00:1.0
     (b) Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter of FNIS set forth below to be less than the ratio set forth below opposite the applicable period ending date:

Period Ending Date	Interest Coverage Ratio
December 31, 2009 and thereafter	4.00:1.0

15

     Section 11. Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled interest shall be permitted) any Senior Notes (or any Permitted Senior Indebtedness that is a Permitted Refinancing thereof) or any Permitted Subordinated Indebtedness or make any payment in violation of any subordination terms of any Permitted Subordinated Indebtedness (collectively, “Restricted Prepayments), except:
     (a) the refinancing thereof with the net cash proceeds of (i) in the case of Permitted Subordinated Indebtedness, any issuance of Qualified Equity Interests or other Permitted Subordinated Indebtedness, and (ii) in the case of the Senior Notes (or any Permitted Senior Indebtedness that is a Permitted Refinancing thereof), any issuance of Qualified Equity Interests, Permitted Subordinated Indebtedness or other Permitted Senior Indebtedness;
     (b) the conversion of any Permitted Subordinated Indebtedness or any Senior Notes (or any Permitted Senior Indebtedness that is a Permitted Refinancing thereof) to Qualified Equity Interests; and
     (c) additional Restricted Prepayments; provided that (i) FNIS would be in Pro Forma Compliance with the covenants set forth in Section 10, in each case such compliance to be determined on the basis of the financial information most recently delivered to the Agent and the Purchasers (either pursuant to Section 1(a) of Annex C or Section 1(b) of Annex C or in any subsequent delivery of financial information to the Agent prior to such Restricted Prepayments) and (ii) at the time of any such Restricted Prepayment, no Event of Termination shall have occurred and be continuing or would result therefrom.

16

SCHEDULE VI (SUBSIDIARIES)
to the Receivables Purchase Agreement
See attached Organizational Chart*1

[1]	Unless otherwise noted by indicating a percentage (%), each entity is wholly-owned by its parent and each entity identified as being less than fifty-one percent (51%) owned is by definition not a Subsidiary.
Schedule VI

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

SCHEDULE VII (UNRESTRICTED SUBSIDIARIES)
to the Receivables
Purchase Agreement
None.
Schedule VII

SCHEDULE 1 (SUBSIDIARIES)
to the Guaranty
See Schedule VI to the Receivables Purchase Agreement attached hereto.
Schedule I

SCHEDULE 2(b) (EXISTING LIENS)
to the Guaranty
(Legacy FIS)
1.	Liens in connection with equipment leased pursuant to the Master Lease Agreement dated September 26, 2001 between Fidelity National Information Services, Inc. and GATX Technology Services Corporation.

2.	Liens in connection with equipment leased by eFunds Corporation from General Electric Capital Corporation.

3.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from General Electric Capital Corporation.

4.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from LaSalle Systems Leasing, Inc.

5.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from CSI Leasing, Inc.

6.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from EMC Corporation.

7.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from CIT Technology Financing Services, Inc.

8.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from IBM Credit LLC.

9.	Liens in connection with vendor purchase money lines of credit for equipment purchased by Fidelity National Information Services, Inc. from Pitney Bowes, Inc.

10.	Liens in connection with vendor purchase money lines of credit (including but not limited to the purchase money line of credit with IBM for the purchase of equipment and related property, pursuant to the Agreement for Wholesale Financing (Credit Agreement), dated December 13, 1999, between Fidelity Information Services, Inc. and IBM Credit LLC (as amended by an Amendment dated August 27, 2003)).

11.	Security interest between Fidelity National Information Solutions, Inc. (f.k.a. Vista Information Solutions, Inc.) and Sirrom Capital Corporation recorded with the U.S. Trademark Office on June 3, 1996 under Reel/Frame 1471/0212.
Schedule 2(b)

12.	Security interest between Fidelity National Information Solutions, Inc. (f.k.a. Vista Information Solutions, Inc.) and Moore Corporation Limited recorded with the USPTO on January 27, 2000 under Reel/Frame 2027/0599.

13.	Fidelity National Information Solutions, Inc. (f.k.a. Vista Information Solutions, Inc.) is one of several parties (including Vista DMS, Inc., Vista Environmental Information, Inc., E/Risk Information Services, Geosure, Inc., Geosure L.P., NRC Insurance Services, Inc., NRC Acquisition, LLC, Ensite Corporation of Denver, Ecosearch Acquisition, Inc. & Ecosearch Environmental Resources, Inc.) named in a security agreement with Moore North America, Inc. and Moore Corporation Ltd. signed on December 17, 1999.

14.	Aurum Technology, LLC (f.k.a. Aurum Technology, Inc.) is party to a security agreement with Fleet National Bank (Boston) for Copyright Registration Nos. TXu 302-455 and TXu 506-509. It appears that these registrations may have been acquired by NewTrend, L.P., however, no assignment was recorded with the Copyright Office.

15.	Liens in connection with equipment leased by Certegy Check Services, Inc. from IBM Credit Corporation.

16.	Liens in connection with equipment leased pursuant to the Master Equipment Lease Agreement dated May 6, 2003 between Certegy Check Services, Inc. and Relational, LLC f/k/a Relational Funding Corporation, as assigned to IBM Credit LLC and Banc of America Leasing & Capital, LLC.

17.	Liens in connection with accounts purchased pursuant to the Account Purchase Agreement dated April 16, 2004 between Certegy Check Services, Inc. and Cavalry SPV I, LLC.

18.	Liens in connection with accounts purchased pursuant to the Account Purchase Agreement dated July 17, 2003 between Certegy Check Services, Inc. and Arrow Financial Services LLC, as assigned to AFS Receivables Master Trust 1999.

19.	Liens in connection with accounts purchased pursuant to the Account Purchase Agreement dated April 16, 2004 between Certegy Check Services, Inc. and Cavalry SPV I, LLC.

20.	Liens in connection with equipment leased by Certegy Check Services, Inc. from Fortuna Service Company, LLC.
Schedule 2(b)

21.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from Fortuna Service Company, LLC.

22.	Liens in connection with equipment leased by Certegy Payment Recovery Services, Inc. from IBM Credit LLC.

23.	Liens in connection with equipment leased by Fidelity National Card Services, Inc. from Bell & Howell Financing Services Company.

24.	Liens in connection with equipment leased by Fidelity National Card Services, Inc. from Oce Financial Services, Inc. and Oce North American, Inc.

25.	Liens in connection with equipment leased by Fidelity National Card Services, Inc. from Alfa Financial Corporation dba OFC Capital.

26.	Liens in connection with equipment leased pursuant to the Master Lease Agreement between Fidelity National Payment Services, Inc. and Hewlett-Packard Financial Services, Inc.

27.	Liens granted in connection with Lease Agreement (Florida Property) dated December 30, 1999 between SunTrust Bank, Atlanta, as Lessor, and Equifax, Inc. (predecessor in interest to the Company), as Lessee, and all related documents, as further set forth in Schedule 7.03.

28.	Liens granted in connection with equipment leased pursuant to Master Lease and Financing Agreement between Compaq Financial Services Corporation and eFunds Corporation dated as of February 2, 2001.

29.	Liens granted in connection with equipment leased pursuant to Lease Intended as Security between Banc of America Leasing & Capital LLC and WildCard Systems, Inc. dated as of August 24, 2004.

30.	Liens granted in connection with equipment leased pursuant to Second Amended and Restated Loan and Security Agreement between Heller Financial Leasing, Inc. and WildCard Systems, Inc. dated as of July 1, 2005.

31.	Liens granted in connection with equipment leased pursuant to Oracle License and Services Agreement (OLSAv080703-7224-30-Sep-03) and Ordering Document between Oracle USA, Inc. and eFunds Corporation dated as of August 18. 2005.

32.	Liens in connection with equipment leased by ClearCommerce Corporation from CitiCapital Technology Finance, Inc.
Schedule 2(b)

33.	Liens granted in connection with the Capital Leases listed on Schedule 7.03.

34.	Liens granted pursuant to that certain Receivables Purchase Agreement dated October 1, 2009 among FIS Receivables SPV, LLC, Fidelity National Information Services, Inc., each of the Receivables Administrators (as defined therein) party thereto, each of the Purchasers (as defined therein) party thereto and JPMorgan Chase Bank, N.A., as agent, and that certain Receivables Sale Agreement dated October 1, 2009 among Fidelity National Information Services, Inc., each of the Originators (as defined therein) party thereto and the FIS Receivables SPV, LLC.

35.	Liens identified on attached charts entitled Summary of Lien Search Results.
(Legacy MV)
1.	Liens of public record filed against: Metavante Investments (Mauritius) Limited; Metavante Canada Corporation; Everlink Payment Services, Inc.; GHR Systems Canada, Inc.; Metavante Limited; and Metavante Technologies Limited.
Schedule 2(b)

SUMMARY OF LIEN SEARCH RESULTS

Fidelity National Information Services, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	Banc of America Leasing & Capital, LLC	06706001573	02/15/06	Leased aircraft

Georgia — Central Index	Banc of America Leasing & Capital, LLC	06706001574	02/15/06	Leased aircraft	Amendment filed 11/30/06, file number 06706012097, deleting as co-debtor Fidelity National Financial, Inc.; Amendment #006836 filed number 006836 to change name/address to debtor

Georgia — Central Index	Bank of America, N.A.	06706001575	02/15/06	Leased aircraft

Georgia — Central Index	CIT Technology Financing Services, Inc.	00706015323	08/25/06	Leased equipment

Georgia — Central Index	CIT Technology Financing Services, Inc.	00706017369	09/26/06	Leased equipment

Georgia — Central Index	FNF Capital, LLC	06706010713	10/20/06	Leased equipment	Assignment filed 11/08/06, file number 06706011368, to Fifth Third Bank

Georgia — Central Index	FNF Capital, LLC	06706010730	10/20/06	Leased equipment	Assignment filed 11/08/06, file number 06706011367, to Fifth Third Bank

Georgia — Central Index	FNF Capital, LLC	06006013233	10/26/06	Leased equipment	Assignment filed 1/24/07, file number 060200701108, to RBS Asset Finance, Inc.

Georgia — Central Index	FNF Capital, LLC	06006013235	10/27/06	Leased equipment	Assignment #060200701996 filed 02/12/2007 to US Bancorp Equipment Finance, Inc.; Assignment #060200701993 filed 02/12/2007 to US Bancorp Equipment Finance, Inc.; Partial Assignment #060200810701 filed 10/28/2008 to CIT Technology Financing Services, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	FNF Capital, LLC	06006013237	10/27/06	Leased equipment	Amendment #0602008-11964 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	FNF Capital, LLC	06706011916	11/22/06	Leased equipment	Assignment #012833 filed 12/18/2006 to Fifth Third Bank

Georgia — Central Index	FNF Capital, LLC	06006014480	11/28/06	Leased equipment	Amendment #0603008 - 11963 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	FNF Capital, LLC	06006014987	12/11/06	Leased equipment	Assignment filed 3/05/07, file number 060200702782, to Bank of the West

Georgia — Central Index	FNF Capital, LLC	06006014988	12/11/06	Leased equipment	Assignment filed 3/05/07, file number 060200702781, to Bank of the West

Georgia — Central Index	FNF Capital, LLC	060200615665	12/27/06	Leased equipment	Amendment #0602008-11959 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Bank of the West -Equipment Leasing	007-2007-297	01/04/07	Leased equipment

Georgia — Central Index	Bank of the West -Equipment Leasing	007-2007-298	01/04/07	Leased equipment

Georgia — Central Index	Bank of the West -Equipment Leasing	007-2007-303	01/04/07	Leased equipment

Georgia — Central Index	RBS Asset Finance, Inc.	007-2007-655	01/10/07	Leased equipment

Georgia — Central Index	RBS Asset Finance, Inc.	007-2007-891	01/16/07	Leased equipment

Georgia — Central Index	FNF Capital, LLC	060200702322	02/21/07	Leased equipment	Amendment #0602008-11956 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court Fulton County, GA	US Bancorp	060200702405	02/23/2007	Copier lease

Georgia — Central Index	Fifth Third Bank	67-2007-03380	03/22/07	Leased equipment

Georgia — Central Index	Fifth Third Bank	67-2007-03564	03/27/07	Leased equipment

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	Fifth Third Bank	67-2007-03565	03/27/07	Leased equipment

Georgia — Central Index	Fifth Third Bank	67-2007-03584	03/27/07	Leased equipment

Georgia — Central Index	Fifth Third Bank	67-2007-03585	03/27/07	Leased equipment

Georgia — Central Index	Fifth Third Bank	67-2007-03587	03/27/07	Leased equipment

Clerk of Superior Court Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602007-04411	04/10/2007	Leased equipment	Amendment #0602008-11944 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	0602007-05141	04/27/07	Leased equipment	Amendment #0602008-11940 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	0602007-06069	05/18/07	Leased equipment	Amendment #0602008- 11938 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-13289	07/03/07	Leased equipment	Amendment #0072008025734 filed 12/11/2008 to change name/address of secured party; Amendment #0072008025757 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-13523	07/06/07	Leased equipment	Amendment #0072008025755 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-13526	07/06/07	Leased equipment	Assignment #007-2007-20899 filed 10/15/2007 to US Bancorp Equipment Finance, Inc.; Amendment #0072008025723 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-13844	07/11/07	Leased equipment	Amendment #0072008025725 filed 12/11/2008 to change name/address of secured party

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14025	07/13/07	Leased equipment	Amendment #0072008025726 filed 12/11/2008 to change name/address of secured party; Amendment #0072008025753 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	DDI Leasing, Inc.	007-2007-14197	07/17/07	Leased equipment

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14515	07/20/07	Leased equipment	Amendment filed 08/09/07, file number 007-2007-16181, changing debtor’s name to Fidelity National Information Services, Inc.; Amendment #0072008025764 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14517	07/20/07	Leased equipment	Amendment filed 08/09/07, file number 007 - 2007-16180, changing debtor’s name to Fidelity National Information Services, Inc.; Amendment #0072008025721 filed 12/11/2008 to change name/address of secured party; Amendment #0072008025763 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14518	07/20/07	Leased equipment	Amendment #0072008025731 filed 12/11/2008 to change name/address of secured party; Amendment #0072008025762 filed 12/11/2008 to change name/address of secured party

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14519	07/20/07	Leased equipment	Amendment #0072008025719 filed 12/11/2008 to change name/address of secured party; Amendment #0072008025761 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14520	07/20/07	Leased equipment	Amendment #0072008025720 filed 12/11/2008 to change name/address of secured party; Amendment #0072008025760 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	0602007 - 10360	08/24/07	Leased equipment	Amendment #007200812016 filed 12/11/2008 to change name/address of secured party; Amendment #007200120573 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	0602007 - 10361	08/24/07	Leased equipment	Amendment #007200812015 filed 12/11/2008 to change name/address of secured party; Amendment #007200812058 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602007-12945	10/26/2007	Leased equipment	Amendment #0602008-12013 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12055 filed 12/11/2008 to change name/address of secured party

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602007-13218	11/02/2007	Leased equipment	Amendment #0602008-12010 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12053 filed 12/11/2008 to change name/address of secured party; Assignment #0602009-07350 filed 09/03/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602007-22725	11/08/2007	Leased equipment	Assignment #0602008-927 filed 1/15/2008 to Fifth Third Bank; Amendment #0602008 - 025717 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602007-14145	11/27/2007	Leased equipment	Assignment #0602008-05504 filed 5/27/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602007-14147	11/27/2007	Leased equipment	Amendment #0602008-12006 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12045 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602007-14148	11/27/2007	Leased equipment	Amendment #0602008-12005 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12046 filed 12/11/2008 to change name/address of secured party

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602007-14149	11/27/2007	Leased equipment	Amendment #0602008-12004 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12047 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602007-14238	11/29/2007	Leased equipment	Assignment #0602008-00193 filed 01/07/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602008-00360	01/09/2008	Leased equipment	Assignment #0602008-03036 filed 03/18/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602008-02218	02/28/2008	Leased equipment	Assignment #0602008-03027 filed 03/18/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602008-02217	02/28/2008	Leased equipment	Assignment #0602008-03035 filed 03/18/2008 to Fifth Third Bank

Superior Court Barrow County, GA - UCC Lien	DDI Leasing, Inc.	007-2008-6091	03/24/2008	Software and other equipment

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602008-03477	03/31/2008	Leased equipment	Amendment #0602008-12079 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602008-04302	04/22/2008	Leased equipment	Assignment #0602008-04630 filed 05/01/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA -UCC Lien	Fidelity National Capital, LLC	0602008-04693	05/02/2008	Leased equipment	Assignment #0602008-5225 filed /5/20/2008 to M&I Equipment Finance Company; Amendment #0602008-12077 filed 12/11/2008 to change name/address of secured party

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008 - 05064	05/14/2008	Leased equipment	Amendment #0602008-11997 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12075 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008 - 06386	06/19/2008	Leased equipment	Amendment #0602008-11994 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008 - 05503	05/27/2008	Leased equipment	Assignment #0602008-05829 filed 06/04/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008 - 06746	06/27/2008	Leased equipment	Amendment #0602008-12036 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12070 filed 12/11/2008 to change name/address of secured party; Assignment #0602008-12381 filed 12/22/2008 to Associated Bank, N.A.

Delaware Department of State — UCC Liens	Banc of America Leasing & Capital, LLC	20082254520	07/01/2008	Aircraft pursuant to Aircraft Lease Agreement filed solely for precautionary purposes

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-07156	07/11/2008	Leased equipment	Amendment #0602008-11991 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12034 filed 12/11/2008 to change name/address of secured party

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fultou County, GA— UCC Lien	Fidelity National Capital, LLC	0602008-07158	07/11/2008	Leased equipment	Assignment #0602008-07793 filed 07/28/2008 to M&I Equipment Finance Company, Amendment #0602008-11992 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA— UCC Lien	Fidelity National Capital, LLC	0602008-07611	07/23/2008	Leased equipment	Assignment #0602008-08241 filed 08/11/2008 to M&I Equipment Finance Company; Amendment #0602008-11989 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA— UCC Lien	Fidelity National Capital, LLC	0602008-07767	07/28/2008	Leased equipment	Assignment #0602008-08111 filed 08/07/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA— UCC Lien	Fidelity National Capital, LLC	0602008-07848	07/30/2008	Leased equipment	Amendment #0602008-11988 filed 12/11/2008 to change name/address of secured party; Amendment: #0602008 - 12032 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA— UCC Lien	Fidelity National Capital, LLC	0602008-08000	08/04/2008	Leased equipment	Amendment #0602008- 11987 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12031 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA— UCC Lien	Fidelity National Capital, LLC	0602008-08432	08/18/2008	Leased equipment	Amendment #0602008-11986 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12030 filed 12/11/2008 to change name/address of secured party

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09068	09/05/2008	Leased equipment	Assignment #0602008-09365 filed 09/15/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09069	09/05/2008	Leased equipment	Assignment #0602008-09364 filed 09/15/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09081	09/05/2008	Leased equipment	Amendment #0602008-11984 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12028 filed 12/11/2008 to change name/address of secured party; Assignment #0602008-12383 filed 12/22/2008 to Associated Bank, N.A.

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09112	09/08/2008	Leased equipment	Amendment #0602008-11983 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12027 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	OFC Capital Corporation	0602008-09492	09/18/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09550	09/22/2008	Leased equipment	Amendment #0602008-11982 filed 12/11/2008 to change name/address of secured party; Amendment #0602008 - 12026 filed 12/11/2008 to change name/address of secured party; Assignment #0602008-12382 filed 12/22/2008 to Associated Bank, N.A.

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602008-09650	09/23/2008	Leased equipment	Amendment #0602008-11981 filed 12/11/2008 to change name/address of secured party; Amendment #0602008-12025 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602008-09792	09/26/2008	Leased equipment	Assignment #0602008- 10111 filed 10/08/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602008-09793	09/26/2008	Leased equipment	Amendment #0602008-11980 filed 12/11/2008 to change name/address of secured party; Amendment #0602008-12024 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602008-09918	10/01/2008	Leased equipment	Amendment #0602008-11976 filed 12/11/2008 to change name/address of secured party; Amendment #0602008-12021 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602008-10074	10/07/2008	Leased equipment	Amendment #0602008-11977 filed 12/11/2008 to change name/address of secured party; Amendment #0602008-12020 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602008-10130	10/09/2008	Leased equipment	Amendment #0602008-11974 filed 12/11/2008 to change name/address of secured party; Amendment #0602008-12019 filed 12/11/2008 to change name/address of secured party

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-10131	10/09/2008	Leased equipment	Amendment #0602008-11975 filed 12/11/2008 to change name/address of secured party; Amendment #0602008-12018 filed 12/11/2008 to change name/address of secured party

Barrow County, GA —UCC Lien	Banc of America Leasing & Capital, LLC	007200822110	10/14/2008	Equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-10582	10/23/2008	Leased equipment	Amendment #0602008-11973 filed 12/11/2008 to change name/address of secured party; Amendment #0602008-12017 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-11406	11/21/2008	Leased equipment	Amendment #0602008-11972 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-11406	11/21/2008	Leased equipment	Amendment #0602008-11971 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-11408	11/21/2008	Leased equipment	Amendment #0602008-11968 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-11409	11/21/2008	Leased equipment	Amendment #0602008-11969 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602008-11410	11/21/2008	Leased equipment	Amendment #0602008-11970 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12116	12/12/2008	Leased equipment	Assignment #0602009-03255 filed 04/17/2009 to SG Equipment Finance USA Corp

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12117	12/12/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12118	12/12/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12119	12/12/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12240	12/17/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12582	12/30/2008	Leased equipment	Assignment #0602009-06779 filed 08/17/2009 to SG Equipment Finance USA Corp

Clerk of Superior Court, Fulton County, GA — UCC Lien	BB&T Equipment Finance Corporation	0602000-00312	01/12/2009	Leased aircraft filed for informational purposes only

Clerk of Superior Court, Fulton County, GA — UCC Lien	The Fifth Third Leasing Company	0072009001015	01/16/2009	Leased aircraft filed for informational purposes only	Amendment #0072009001657 filed 01/29/2009 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-00857	01/29/2009	Leased equipment	Assignment #0602009-06782 filed 08/17/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-00858	01/29/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02063	03/09/2009	Leased equipment	Amendment #0602009-03750 filed 05/05/2009 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02047	03/09/2009	Leased equipment	Assignment #0602009-06780 filed 08/17/2009 to Fifth Third Bank

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02048	03/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02049	03/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02061	03/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02062	03/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-03491	04/24/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-03492	04/24/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-03493	04/24/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-03742	05/05/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-04800	06/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-04801	06/09/2009	Leased equipment	Assignment #0602009-06784 filed 08/17/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-04802	06/09/2009	Leased equipment	Assignment #0602009-06783 filed 08/17/2009 to Fifth Third Bank

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, Inc.	0602009-04895	06/12/2009	Leased equipment	Assignment #0602009-05294 filed 06/26/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fortuna Service Company, LLC	0602009-04896	06/12/2009	Leased equipment	Assignment #0602009-05287 filed 06/26/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fortuna Service Company, LLC	0602009-04897	06/12/2009	Leased equipment	Assignment #0602009-05288 filed 06/26/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fortuna Service Company, LLC	0602009-04898	06/12/2009	Leased equipment	Assignment #0602009-05289 filed 06/26/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602009-05727	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602009-05729	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602009-05730	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602009-05731	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602009-05732	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602009-05733	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602009-05735	07/10/2009	Leased equipment

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA —UCC Lien	Fidelity National Capital, LLC	0602009-06013	07/20/2009	Leased equipment

Clerk of Superior Court, Barrow County, GA —UCC Lien	LaSalle Systems Leasing, Inc.	0072009016573	09/10/2009	Leased equipment

Aurum Technology LLC

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State — UCC Liens	Softech/Bankers Division of EAB Leasing Corp,	22072696	08/12/02	General intangibles and property	Continuation #20071352235 filed 04/11/2007 for Softech/Bankers Division of EAB Leasing Corp.

Delaware Secretary of State — UCC Liens	Softech/Bankers Division of EAB Leasing Corp.	22079576	08/13/02	Leased goods	Continuation #20071352219 filed 04/11/2007 for Softech/Bankers Division of EAB Leasing Corp.

Delaware Secretary of State — UCC Liens	Dynamic Funding Inc. De Lage Landen Financial Services, Inc.	32634312	10/09/03	Leased equipment

Delaware Secretary of State — UCC Liens	Merrill Lynch Capital	32830787	10/28/03	Leased equipment

Delaware Secretary of State — UCC Liens	Merrill Lynch Capital	33333849	12/17/03	Leased property	Amendment #40074619 filed 01/12/04 to change name/address of secured party; Amendment #40083693 filed 01/12/04 to add collateral; Amendment #40103632 filed 01/14/04 to add collateral; and Amendment #41269333 filed 04/23/04 to change name/address of secured party

Delaware Secretary of State — UCC Liens	Merrill Lynch Capital	33373589	12/19/03	Leased property	Amendment #40141137 filed 01/16/04 to add collateral and Amendment #40141152 filed 01/16/04 to change name/address of secured party

Delaware Secretary of State — UCC Liens	IOS Capital	40532608	02/17/04	Leased equipment

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State — UCC Liens	Key Equipment Finance Inc. (f/k/a Leasetec Corporation)	51866319	06/17/05	Continuation filing	Amendment #51866350 filed 06/17/05 to change name/address of debtor and Amendment #51866392 filed 06/17/05 to change the name/address of secured party to

Certegy Check Services, Inc.

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State — UCC Liens	Relational Funding Corporation	32347790	09/11/03	Leased property	Partial Release # 43587005 filed on 12/14/04 assigning to Banc of America Leasing & Capital, LLC; Partial Release # 51620815 filed on 05/19/05 assigning to IBM Credit LLC; Assignment # 53734663 filed on 11/28/05 assigning to IBM Credit LLC; Assignment #61861863 filed on 05/30/06 assigning to Banc of America Leasing & Capital, LLC; Continuation # 20082969002 filed on 09/02/2008 by Relational Funding Corporation; Partial Assignment # 20091230041 filed on 04/13/2009 assigning to MB Financial Bank, N.A.; Partial Assignment # 20091233466 filed on 04/13/2009 assigning to Park National Bank;

Delaware Secretary of State — UCC Liens	Cavalry SPV I, LLC	40968364	04/06/04	Accounts purchased pursuant to Account Purchase Agreement

Delaware Secretary of State — UCC Liens	Arrow Financial Services LLC	50787789	03/11/05	Accounts purchased pursuant to Account Purchase Agreement

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	53692481	11/22/05	Leased computer equipment	Assignment #54021292 filed on 12/27/05 to Banc of America Leasing & Capital LLC

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	53692507	11/22/05	Leased computer equipment

Delaware Secretary of State — UCC Liens	Cavalry Investments, LLC	60236695	01/20/06	Accounts purchased pursuant to Account Purchase Agreement

				SUMMARY COLLATERAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	ADDITIONAL FILINGS
Delaware Secretary of State — UCC Liens	FNF Capital, LLC	61986181	06/12/06	Leased equipment	Amendment #62010643 filed on 06/13/06 changing name of FNF Capital to Fidelity National Information Services; Assignment #62094902 filed on 06/14/06 assigning to Banc of America Leasing & Capital, LLC

Delaware Secretary of State — UCC Liens	Cavalry Investments, LLC	62292902	07/03/06	Accounts purchased pursuant to Account Purchase Agreement

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	64073573	11/03/06	Leased computer equipment

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070015643	12/26/06	Leased computer equipment	Amendment #20071177889 filed 3/26/07 amending secured party’s name to Fidelity National Capital, LLC

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070015734	12/26/06	Leased computer equipment	Partial Assignment #20071137040 filed 3/20/07 to U.S. Bancorp Equipment Finance, Inc.; Amendment #20071177970 filed 3/26/07 amending secured party’s name to Fidelity National Capital, LLC

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070445733	02/01/2007	Leased computer equipment	Assignment #20071600112 filed 04/25/2008 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070702042	02/21/2007	Leased computer equipment

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070753409	02/26/2007	Leased computer equipment	Assignment #20071375731 filed 04/05/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital	20070884709	03/05/2007	Leased computer equipment	Assignment #20071004638 filed 03/16/2007 to US Bancorp Equipment Finance, Inc.

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State — UCC Liens	Fidelity National Capital	20071315026	04/03/2007	Leased computer equipment

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20071857589	05/14/2007	Leased computer equipment	Assignment #20072593506 filed 06/22/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20071857597	05/14/2007	Leased computer equipment	Assignment #20072594645 filed 06/22/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20071857696	05/14/2007	Leased computer equipment	Assignment #20072594751 filed 06/22/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20073033551	07/18/2007	Leased computer equipment

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20073123634	08/16/2007	Leased computer equipment	Assignment #20073522991 filed 08/21/2007 to Fifth Third Bank: Assignment #20074062120 filed 10/09/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20073156170	08/20/2007	Leased computer equipment	Assignment #20073523890 filed 08/21/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20082464194	07/17/2008	Leased computer equipment

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20082464921	07/17/2008	Leased computer equipment

Certegy Payment Recovery Services, Inc.

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia Cooperative —Barrow County — UCC Liens	IBM Credit LLC	007-2004-016908	12/09/2004	Leased computer equipment

eFunds Corporation

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Delaware Secretary of State- UCC Liens	Computer Sales International, Inc.	40321457	01/14/2004	Leased equipment

Delaware Secretary of State- UCC Liens	Hewlett-Packard Financial Services Company	42487116	09/02/2004	Leased equipment

Delaware Secretary of State- UCC Liens	Computer Sales International, Inc.	50150400	01/13/2005	Lease filed as a precautionary filing

Delaware Secretary of State- UCC Liens	IBM Credit LLC	50365362	02/02/2005	Lease filed as a precautionary filing

Delaware Secretary of State- UCC Liens	Computer Sales International, Inc.	50651720	02/17/2005	Lease filed as a precautionary filing

Delaware Secretary of State- UCC Liens	Computer Sales International, Inc.	51326025	04/29/2005	Lease filed as a precautionary filing	Amendment #53123362 filed 10/10/2005 to change name/address of secured party; Amendment #53367415 filed 10/24/2005 to restate collateral; Assignment #53367456 filed 10/24/2005 to First Bank of Highland Park; Assignment # 20083023015 filed 09/08/2008 to CSI Leasing, Inc.

Delaware Secretary of State- UCC Liens	IBM Credit LLC	51345405	05/02/2005	Lease filed as a precautionary filing

Delaware Secretary of State- UCC Liens	IBM Credit LLC	52719517	09/01/2005	Lease filed as a precautionary filing

Delaware Secretary of State- UCC Liens	IBM Credit LLC	60379180	02/01/2006	Lease filed as a precautionary filing

Delaware Secretary of State- UCC Liens	General Electric Capital Corporation	63767381	10/13/2006	Lease filed as a precautionary filing

Delaware Secretary of State- UCC Liens	General Electric Capital Corporation	64045720	11/01/2006	Lease filed as a precautionary filing

Delaware Secretary of State- UCC Liens	IBM Credit LLC	64241642	12/06/2006	IBM Equipment, filed as a precautionary filing

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Delaware Secretary of State- UCC Liens	IBM Credit LLC	20070975913	03/08/2007	IBM Equipment, filed as a precautionary filing

Delaware Secretary of State- UCC Liens	GFC Leasing, A Division of Gordon Flesch Co., Inc.	20071292795	04/06/2007	Leased computer equipment

Delaware Secretary of State- UCC Liens	GFC Leasing, A Division of Gordon Flesch Co., Inc.	20071983427	05/25/2007	Leased computer equipment

Delaware Secretary of State- UCC Liens	GFC Leasing	20072056355	06/01/2007	Leased computer equipment

Delaware Secretary of State- UCC Liens	GFC Leasing	20072452869	06/28/2007	Leased computer equipment

Delaware Secretary of State- UCC Liens	CSI Leasing, Inc.	20072844198	07/27/2007	Lease filed as a precautionary filing

Delaware Secretary of State — UCC Liens	CSI Leasing, Inc.	20082189551	06/26/2008	Lease filed as a precautionary filing

Fidelity Information Services, Inc.

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Arkansas Secretary of State -UCC Liens	Fleet Capital Corporation, successor by merger to BancBoston Leasing, Inc.	00-01222876	01/03/2000	Leased equipment	Amendment #03-12493136 filed 04/07/2003 changing Secured Party name: Amendment #03- 12518147 filed 06/16/2003 changing Debtor name; Continuation #04-12640225 filed 07/16/2004

Arkansas Secretary of State -UCC Liens	Minolta Business Solutions	04-1255916609	10/24/2003	Leased equipment filed for notification purposes only

Arkansas Secretary of State -UCC Liens	IBM Credit LLC	04-1257383942	12/18/2003	Computer equipment and related software for precautionary filing

Arkansas Secretary of State -UCC Liens	IBM Credit LLC	04-1257671841	12/31/2003	Computer equipment and related software for precautionary filing

Arkansas Secretary of State -UCC Liens	IBM Credit LLC	04-1258900150	02/11/2004	Computer equipment and related software for precautionary filing

Arkansas Secretary of State -UCC Liens	IBM Credit LLC	04-1260763069	04/07/2004	Computer equipment and related software for precautionary filing

Arkansas Secretary of State -UCC Liens	Unisys Corporation	05-1266916319	10/22/2004	Computer equipment and related items

Arkansas Secretary of State -UCC Liens	IBM Credit LLC	06-1270528809	02/28/2005	Computer equipment and related software for precautionary filing

Arkansas Secretary of State UCC Liens	Oce North America, Inc.	7129192737	02/05/2007	Financed equipment

Arkansas Secretary of State UCC Liens	Oce North America, Inc.	7129278367	03/05/2007	Financed equipment

Arkansas Secretary of State UCC Liens	Oce North America, Inc.	7129279391	03/05/2007	Financed equipment

Arkansas Secretary of State UCC Liens	Oce North America, Inc.	7129279551	03/05/2007	Financed equipment

Arkansas Secretary of State UCC Liens	Oce North America, Inc.	7129279560	03/05/2007	Financed equipment

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Arkansas Secretary of State UCC Liens	Cisco Systems Capital Corporation	7129782777	08/06/2007	Financed equipment

Arkansas Secretary of State UCC Liens	Oce North America, Inc.	7130596241	05/21/2008	Financed Equipment

Arkansas Secretary of State UCC Liens	Oce North America, Inc.	7130596250	05/21/2008	Financed equipment

Arkansas Secretary of State UCC Liens	Ikon Financial SVCS	7131000084	10/16/2008	Equipment filed for notification purposes only

Arkansas Secretary of State UCC Liens	US Bancorp	7131182830	01/08/2009	Equipment filed for notification purposes only

Arkansas Secretary of State UCC Liens	US Bancorp	7131365982	03/20/2009	Equipment filed for notification purposes only

Fidelity National Information Services, LLC

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Delaware Department of State — UCC Liens	Fleet National Bank	42324772	08/17/2004	Aircraft Lease and purchase filed solely for precautionary purposes	Amendment #51691717 filed 05/23/2005 to restate collateral; Amendment #6043040 filed 02/03/2006 to add name of debtor (Fidelity National Information Services, Inc.); Amendment #60430413 filed 02/03/2006 to change; name of secured party (to Bank of America, N.A.)

Delaware Department of State — UCC Liens	FNF Capital, LLC	61967884	06/09/2006	Equipment lease filed solely for precautionary purposes

Delaware Department of State — UCC Liens	FNF Capital, LLC	6201533	06/13/2006	Equipment lease

Delaware Department of State — UCC Liens	FNF Capital, LLC	62016095	06/13/2006	Equipment lease

Delaware Department of State — UCC Liens	FNF Capital, LLC	6201949	06/13/2006	Equipment lease

Delaware Department of State — UCC Liens	US Bancorp	20083174081	09/18/2008	Equipment

Fidelity National Information Solutions, Inc.

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Delaware Secretary of State -UCC Liens	De Lage Landen Financial Services, Inc.	32989112	11/13/2003	Computer Equipment

Fidelity National Payment Services, Inc.

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Delaware Secretary of State — UCC Liens	Hewlett-Packard Financial Services, Inc.	32308982	09/08/03	All computer equipment leased pursuant to Master Lease Agreement

InterCept, Inc.

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Superior Court Barrow County, GA — UCC Liens	Key Equipment Finance	2002013110	12/31/2002	Leased equipment filed for precautionary purposes only	Continuation, file #007-200713272 filed 7/03/2007; Amendment, file # 007-200715277 filed 7/31/2007 changing secured party name to Key Equipment Finance, Inc.

Georgia Cooperative-Gwinnett County — UCC Liens	General Electric Capital Corporation	2003010686	10/08/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative-Gwinnett County — UCC Liens	General Electric Capital Corporation	2003010687	10/08/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative-Gwinnett County — UCC Liens	IOS Capital	2003010729	10/09/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	IOS Capital	2003010830	10/13/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative Gwinnett County — UCC Liens	IOS Capital	2003010831	10/13/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	General Electric Capital Corporation	2003010921	10/15/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative-Gwinnett County — UCC Liens	General Electric Capital Corporation	2003010995	10/16/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	IBM Credit LLC	2004003230	03/17/2004	Leased equipment and software filed solely for precautionary purposes

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Georgia Cooperative-Gwinnett County — UCC Liens	General Electric Capital Corporation	006744	07/06/2004	Equipment filed as a precaution	Amendment #009043 filed 07/30/2007 to change name/address of debtor

Georgia Cooperative- Gwinnett County — UCC Liens	General Electric Capital Corporation	006745	07/06/2004	Equipment filed as a precaution	Amendment #009044 filed 07/30/2007 to change name/address of debtor

Georgia Cooperative- Gwinnett County — UCC Liens	BBH Financial Services Company	2004010560	08/09/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative-Gwinnett County — UCC Liens	IBM Credit LLC	2004012396	09/15/2004	Leased equipment and software filed solely for precautionary purposes

Georgia Cooperative Gwinnett County — UCC Liens	IOS Capital	2003012185	11/18/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative-Gwinnett County — UCC Liens	IOS Capital	2003013262	12/16/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative-Gwinnett County — UCC Liens	IOS Capital	2004001611	02/17/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative-Gwinnett County — UCC Liens	IOS Capital	2004001687	02/18/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative-Gwinnett County — UCC Liens	IOS Capital	2004006473	06/29/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative-Gwinnett County — UCC Liens	General Electric Capital Corporation	2004006744	07/06/2004	Leased equipment filed solely for precautionary purposes	Amendment #009043 filed 07/30/2007 to change name/address of debtor

Georgia Cooperative-Gwinnett County — UCC Liens	General Electric Capital Corporation	2004006745	07/06/2004	Leased equipment filed solely for precautionary purposes	Amendment # 009044 filed 07/30/2007 to change name/address of debtor

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Georgia Cooperative-Gwinnett County — UCC Liens	IOS Capital	2004007758	07/30/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	IOS Capital	2004008682	08/24/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	IOS Capital	2004009871	10/01/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	IOS Capital	2004010394	10/18/2004	Leased equipment filed solely for precautionary purposes

Wildcard Systems, Inc.

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Florida Secured Transaction Registry — UCC Lien	Nextiraone	200407682846	08/18/2004	Computer/software System

Florida Secured Transaction Registry — UCC Lien	Nextiraone	200407682854	08/18/2004	Computer/software System

Florida Secured Transaction Registry — UCC Lien	Banc of America Leasing & Capital, LLC	200407904466	09/20/2004	Leased IT equipment

Florida Secured Transaction Registry — UCC Lien	Citicorp Vendor Finance, Inc.	20040823457X	11/03/2004	Copier

Florida Secured Transaction Registry — UCC Lien	Banc of America Leasing & Capital, LLC	200408364465	11/22/2004	Leased Equipment

Florida Secured Transaction Registry — UCC Lien	Banc of America Leasing & Capital, LLC	200509129763	03/07/2005	Leased Equipment

Metavante Corporation

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	Merizon Group Inc d/b/a Modern Business Machines	050003663018	03/14/2005	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070013635927	10/02/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070013727323	10/03/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070013800517	10/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070013926728	10/08/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014023515	10/09/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014061315	10/10/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014325419	10/16/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014462825	10/18/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014500717	10/19/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	M&I Equipment Finance Company	070014576831	10/22/2007	Leased aircraft for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014738730	10/24/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014826223	10/26/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014986836	10/30/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015095222	11/01/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015163420	11/02/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015325117	11/06/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015523420	11/09/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015797130	11/15/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015840523	11/16/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016199329	11/26/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016262825	11/27/2007	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016453019	11/30/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016520216	12/03/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016529023	12/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016592730	12/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016589029	12/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016598029	12/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Flesch Co., Inc.	070016614624	12/05/2007	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016649026	12/05/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016722321	12/06/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016765429	12/07/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016875128	12/10/2007	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016936227	12/11/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016965936	12/12/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017173322	12/17/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017216118	12/17/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017274930	12/18/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017358226	12/20/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017402115	12/20/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017568532	12/26/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017690225	12/28/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017777837	12/31/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000167317	01/03/2008	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000323206	01/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000291416	01/07/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000468523	01/09/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000561517	01/10/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000625013	01/11/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000885829	01/16/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080001105108	01/22/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080001403311	01/28/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080001480215	01/29/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080001731315	02/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	Canon Financial Services	080001861420	02/06/2008	Leased equipment

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080001936120	02/07/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002088018	02/11/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002305414	02/15/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002637927	02/22/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002704821	02/25/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002772422	02/27/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002824016	02/27/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003119620	03/05/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003246621	03/07/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003598025	03/14/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003692727	03/17/2008	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003882627	03/20/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080004007112	03/24/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080004144013	03/26/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080004330212	03/31/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080004655626	04/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080004819426	04/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080005120513	04/14/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080005521922	04/21/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions UCC — Lien	IBM Credit LLC	080005680524	04/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080005944729	04/28/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080006084018	04/30/2008	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080006289934	05/05/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080006882731	05/14/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080007804827	06/02/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009126421	06/06/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080008299937	06/10/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080008478835	06/13/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080008762730	06/19/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080008858029	06/20/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080008942225	06/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009019120	06/24/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009184325	06/27/2008	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009284225	06/30/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009380828	07/01/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009588737	07/07/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009703019	07/09/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009798336	07/10/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080010175923	07/18/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080010378524	07/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080010377220	07/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080010902315	08/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	CCA Financial, LLC	080011425821	08/13/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012795630	09/11/2008	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080011788631	08/20/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080011851319	08/21/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012570924	09/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012642419	09/09/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012650115	09/09/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	Canon Financial Services	080012723722	09/10/2008	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012735826	09/10/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012795630	09/11/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012863828	09/12/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012940521	09/15/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions UCC Lien	IBM Credit LLC	080012996734	09/16/2008	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013068220	09/17/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013190014	09/19/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013260214	09/22/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013406317	09/24/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013505317	09/26/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013596630	09/29/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013710921	10/01/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013738527	10/01/2008	Leased equipment for Informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	080013938428	10/06/2008	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013950725	10/06/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014012008	10/07/2008	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014079122	10/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014574324	10/20/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014575123	10/20/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014622924	10/21/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014700820	10/22/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014758631	10/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014950524	10/28/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080015012312	10/29/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080015123416	10/31/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080015268628	11/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080015336018	11/05/2008	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	080015978535	11/19/2008	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	080016569128	12/04/2008	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080016684328	12/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080016686330	12/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080016710823	12/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080016897334	12/11/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	080017004719	12/15/2008	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080017310719	12/22/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Flesch Co., Inc.	080017491123	12/29/2008	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080017515524	12/29/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	080017583832	12/30/2008	Copy equipment

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080017584530	12/30/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090000119819	01/05/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090000359623	01/08/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	09000488121	01/12/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090000617014	01/14/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	Banc of America Leasing & Capital, LLC	09000719724	01/16/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090001093720	01/26/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Flesch Co., Inc.	090001779529	02/10/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	090001835017	02/11/2009	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090002634924	03/03/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	090002750923	03/05/2009	Copy equipment

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090002922823	03/09/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090003034717	03/11/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090003104614	03/12/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	090003317822	03/18/2009	Copier equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090003458121	03/20/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090003541417	03/23/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090003652319	03/25/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Flesch Co., Inc.	090003811114	03/30/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090004079424	04/03/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Flesch Co., Inc.	090004112715	04/03/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090004382320	04/09/2009	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090004446220	04/10/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Flesch Co., Inc.	090004517118	04/13/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090004587024	04/14/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Flesch Co., Inc.	090005191521	04/27/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090006487429	05/26/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090006884430	06/03/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090007499736	06/17/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090007692327	06/22/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090007819530	06/24/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090007911422	06/26/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090008126825	07/01/2009	Leased equipment for informational purposes only

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090008182827	07/02/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090008329426	07/07/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090009060621	07/23/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090009212014	07/28/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090009476935	08/04/2009	Leased equipment for Informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	Canon Financial Services	090010185217	08/21/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090010446924	08/28/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090010510108	08/31/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090010576120	09/01/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090011053111	09/14/2009	Leased equipment for informational purposes only

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
ADMINISOURCE COMMUNICATIONS, INC.	TX	SECRETARY OF STATE	10/11/07	12/17/98	9800251786	UCC-1	BELL & HOWARD FINANCIAL SERVICES COMPANY	OFFICE EQUIPMENT
				07/23/03 09/09/03	300353935 400411799	AMENDMENT CONTINUATION
				01/12/04	40053620010	UCC-1	XEROX CAPITAL	XEROX EQUIPMENT
							SERVICES LLC

ADVANCED FINANCIAL SOLUTIONS, INC.	OK	OKLAHOMA COUNTY CENTRAL FILING	10/09/07	10/25/02	2002013386429	UCC-1	AMERITECH CREDIT CORPORATION	TELECOMMUNICATIONS AND DATA EQUIPMENT

KIRCHMAN CORPORATION	Wl	DEPT OF FINANCIAL	10/01/07	01/27/06	60001514617	UCC-1	CIT	SERVER/EQUIPMENT
		INSTITUTIONS					COMMUNICATIONS
							FINANCE CORPORATION

LINK2GOV CORP.	TN	SECRETARY OF STATE	10/15/07	12/04/02 11/21/03	202-064673	UCC-1	AMSOUTH LEASING	COMPUTER EQUIPMENT AND
				03/19/04	303-047686	UCC-1	CORPORATION CIT	PERIPHERALS
					304-019062	UCC-1	FINANCIAL USA. INC.	COMPUTER EQUIPMENT AND
							DELL FINANCIAL	PERIPHERALS
							SERVICES, LP	COMPUTER EQUIPMENT AND
								PERIPHERALS

METAVANTE CORPORATION	Wl	DEPT OF FINANCIAL	10/01/07	10/24/01	010007106923	UCC-1	CISCO SYSTEMS	COMPUTER AND TELECOMMUNICATIONS EQUIPMENT AND SOFTWARE AND PURCHASE
		INSTITUTIONS		05/19/06	060007706424	CONTINUATION	CAPITAL CORPORATION	MONEY RELATED THERETO
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	file Number	File Type	Secured Party	Collateral
				10/28/02	020019090019	UCC-1	IBM CREDIT CORP*
				10/30/02	020019251725	UCC-1	IBM CREDIT CORP
				11/01/02	020019400923	UCC-1	IBM CREDIT CORP
				11/04/02	020019484632	UCC-1	IBM CREDIT CORP
				11/05/02	020019551425	UCC-1	IBM CREDIT CORP
				11/08/02	020019813527	UCC-1	IBM CREDIT CORP
				11/13/02	020020071616	UCC-1	IBM CREDIT CORP
				11/13/02	020020073820	UCC-1	IBM CREDIT CORP
				11/18/02	020020345216	UCC-1	IBM CREDIT CORP
				12/05/02	020021243517	UCC-1	IBM CREDIT CORP

				12/09/02	020021385019	UCC-1	LEASING TECHNOLOGIES INTERNATIONAL, INC	EQUIPMENT
				12/09/02	020021385120	UCC-1	LEASING TECHNOLOGIES INTERNATIONAL, INC	EQUIPMENT
				12/11/02	020021611112	UCC-1	IBM CREDIT CORP
				12/11/02	020021611617	UCC-1	IBM CREDIT CORP
				12/12/02	020021687529	UCC-1	IBM CREDIT CORP
				12/17/02	020021942321	UCC-1	IBM CREDIT CORP
				12/18/02	020022004917	UCC-1	IBM CREDIT CORP
				12/20/02	020022154317	UCC-1	IBM CREDIT CORP
				12/23/02	020022289225	UCC-1	IBM CREDIT CORP
				01/02/03	030000130307	UCC-1	IBM CREDIT CORP
				01/06/03	030000357924	UCC-1	IBM CREDIT LLC *
				01/15/03	030000896730	UCC-1	IBM CREDIT LLC
				01/27/03	030001539018	UCC-1	IBM CREDIT LLC
				02/12/03	030002452922	UCC-1	IBM CREDIT LLC
				02/13/03	030002539726	UCC-1	IBM CREDIT LLC
				02/14/03	030002603011	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	file Number	File Type	Secured Party	Collateral
				02/19/03	030002837020	UCC-1	IBM CREDIT LLC
				02/21/03	030002999332	UCC-1	IBM CREDIT LLC
				02/24/03	030003104109	UCC-1	IBM CREDIT LLC
				03/03/03	030003495425	UCC-1	IBM CREDIT LLC
				03/10/03	030003929427	UCC-1	IBM CREDIT LLC
				03/12/03	030004075925	UCC-1	IBM CREDIT LLC
				03/17/03	030004338321	UCC-1	IBM CREDIT LLC
				03/19/03	030004498530	UCC-1	IBM CREDIT LLC
				03/21/03	030004651016	UCC-1	IBM CREDIT LLC
				03/24/03	030004754323	UCC-1	IBM CREDIT LLC
				03/25/03	030004814421	UCC-1	IBM CREDIT LLC
				03/26/03	030004907929	UCC-1	IBM CREDIT LLC
				03/28/03	030005096727	UCC-1	IBM CREDIT LLC
				04/01/03	030005266221	UCC-1	IBM CREDIT LLC
				04/07/03	030005666831	UCC-1	IBM CREDIT LLC
				04/07/03	030005673829	UCC-1	IBM CREDIT LLC
				04/09/03	030005794025	UCC-1	IBM CREDIT LLC
				04/11/03	030005975834	UCC-1	IBM CREDIT LLC
				04/17/03	030006308017	UCC-1	IBM CREDIT LLC
				04/21/03	030006528829	UCC-1	IBM CREDIT LLC
				04/22/03	030006586126	UCC-1	IBM CREDIT LLC
				04/23/03	030006688735	UCC-1	IBM CREDIT LLC
				05/01/03	030007257122	UCC-1	IBM CREDIT LLC
				05/02/03	030007322721	UCC-1	IBM CREDIT LLC
				05/08/03	030007711824	UCC-1	IBM CREDIT LLC
				05/12/03	030007947229	UCC-1	IBM CREDIT LLC
				05/14/03	030008082018	UCC-1	IBM CREDIT LLC
				05/19/03	030008388532	UCC-1	IBM CREDIT LLC
				05/21/03	030008537932	UCC-1	IBM CREDIT LLC
				05/21/03	030008538327	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				05/29/03	030008981228	UCC-1	IBM CREDIT LLC
				06/04/03	030009345122	UCC-1	IBM CREDIT LLC
				06/11/03	030009784735	UCC-1	IBM CREDIT LLC
				06/11/03	030009786939	UCC-1	IBM CREDIT LLC
				06/13/03	030009926733	UCC-1	IBM CREDIT LLC
				06/19/03	030010298626	UCC-1	IBM CREDIT LLC
				06/24/03	030010570518	UCC-1	IBM CREDIT LLC
				06/26/03	030010729322	UCC-1	IBM CREDIT LLC
				06/26/03	030010732215	UCC-1	IBM CREDIT LLC
				06/30/03	030010945423	UCC-1	IBM CREDIT LLC
				07/01/03	030011021207	UCC-1	IBM CREDIT LLC
				07/08/03	030011330816	UCC-1	IBM CREDIT LLC
				07/10/03	030011511716	UCC-1	IBM CREDIT LLC
				07/15/03	030011750115	UCC-1	IBM CREDIT LLC
				07/16/03	030011818928	UCC-1	IBM CREDIT LLC
				07/23/03	030012219318	UCC-1	IBM CREDIT LLC
				08/04/03	030012884326	UCC-1	IBM CREDIT LLC
				08/07/03	030013094017	UCC-1	IBM CREDIT LLC
				08/11/03	030013252619	UCC-1	IBM CREDIT LLC
				08/13/03	030013413214	UCC-1	IBM CREDIT LLC
				08/25/03	030014065218	UCC-1	IBM CREDIT LLC
				08/26/03	030014095827	UCC-1	IBM CREDIT LLC
				09/04/03	030014661725	UCC-1	IBM CREDIT LLC
				09/19/03	030015512822	UCC-1	IBM CREDIT LLC
				09/19/03	030015545020	UCC-1	IBM CREDIT LLC
				09/22/03	030015641926	UCC-1	IBM CREDIT LLC
				09/24/03	030015801823	UCC-1	IBM CREDIT LLC
				09/25/03	030015876229	UCC-1	IBM CREDIT LLC
				09/26/03	030015982227	UCC-1	IBM CREDIT LLC
				09/29/03	030016055522	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				10/02/03	030016276224	UCC-1	IBM CREDIT LLC
				10/06/03	030016491526	UCC-1	IBM CREDIT LLC
				10/06/03	030016499130	UCC-1	IBM CREDIT LLC
				10/07/03	030016538629	UCC-1	IBM CREDIT LLC
				10/13/03	030016871932	UCC-1	IBM CREDIT LLC
				10/14/03	030016905021	UCC-1	IBM CREDIT LLC
				10/17/03	030017197126	UCC-1	IBM CREDIT LLC
				10/20/03	030017290726	UCC-1	IBM CREDIT LLC
				10/22/03	030017439933	UCC-1	IBM CREDIT LLC
				10/23/03	030017511116	UCC-1	IBM CREDIT LLC
				10/24/03	030017599132	UCC-1	IBM CREDIT LLC
				10/28/03	030017772731	UCC-1	IBM CREDIT LLC
				10/31/03	030018058022	UCC-1	IBM CREDIT LLC
				11/04/03	030018207119	UCC-1	IBM CREDIT LLC
				11/04/03	030018207422	UCC-1	IBM CREDIT LLC
				11/07/03	030018505726	UCC-1	IBM CREDIT LLC
				11/10/03	030018613524	UCC-1	IBM CREDIT LLC
				11/11/03	030018670527	UCC-1	IBM CREDIT LLC
				11/12/03	030018742628	UCC-1	IBM CREDIT LLC
				11/13/03	030018812525	UCC-1	IBM CREDIT LLC
				11/14/03	030018908834	UCC-1	IBM CREDIT LLC
				11/17/03	030019032318	UCC-1	IBM CREDIT LLC
				11/18/03	030019090524	UCC-1	IBM CREDIT LLC
				11/19/03	030019175225	UCC-1	IBM CREDIT LLC
				11/20/03	030019257630	UCC-1	IBM CREDIT LLC
				11/21/03	030019340724	UCC-1	IBM CREDIT LLC
				11/24/03	030019437529	UCC-1	IBM CREDIT LLC
				11/25/03	030019503725	UCC-1	IBM CREDIT LLC
				11/26/03	030019593330	UCC-1	IBM CREDIT LLC
				11/28/03	030019679234	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				12/05/03	030020052514	UCC-1	IBM CREDIT LLC
				12/09/03	030020209720	UCC-1	IBM CREDIT LLC
				12/10/03	030020267421	UCC-1	IBM CREDIT LLC
				12/12/03	030020404313	UCC-1	IBM CREDIT LLC
				12/15/03	030020517217	UCC-1	IBM CREDIT LLC
				12/16/03	030020603617	UCC-1	IBM CREDIT LLC
				12/17/03	030020667627	UCC-1	IBM CREDIT LLC
				12/18/03	030020752218	UCC-1	IBM CREDIT LLC
				12/22/03	030020923218	UCC-1	IBM CREDIT LLC
				12/26/03	030021107112	UCC-1	IBM CREDIT LLC
				12/26/03	030021111006	UCC-1	IBM CREDIT LLC
				01/02/04	040000115310	UCC-1	IBM CREDIT LLC
				01/06/04	040000257721	UCC-1	IBM CREDIT LLC
				01/08/04	040000413210	UCC-1	IBM CREDIT LLC
				01/09/04	040000443819	UCC-1	IBM CREDIT LLC
				01/12/04	040000590822	UCC-1	IBM CREDIT LLC
				01/15/04	040000800210	UCC-1	IBM CREDIT LLC
				01/20/04	040001027010	UCC-1	IBM CREDIT LLC
				01/21/04	040001133008	UCC-1	IBM CREDIT LLC
				01/29/04	040001623214	UCC-1	IBM CREDIT LLC
				02/02/04	040001791523	UCC-1	IBM CREDIT LLC
				02/11/04	040002364823	UCC-1	IBM CREDIT LLC
				02/13/04	040002526520	UCC-1	IBM CREDIT LLC
				02/18/04	040002769226	UCC-1	IBM CREDIT LLC
				02/19/04	040002831822	UCC-1	IBM CREDIT LLC
				02/25/04	040003143112	UCC-1	IBM CREDIT LLC
				03/01/04	040003386121	UCC-1	IBM CREDIT LLC
				03/02/04	040003483220	UCC-1	IBM CREDIT LLC
				03/03/04	040003585021	UCC-1	IBM CREDIT LLC
				03/05/04	040003721922	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				03/12/04	040004132515	UCC-1	IBM CREDIT LLC
				03/15/04	040004241718	UCC-1	IBM CREDIT LLC
				03/16/04	040004316923	UCC-1	IBM CREDIT LLC
				03/19/04	040004529222	UCC-1	IBM CREDIT LLC
				03/22/04	040004675426	UCC-1	IBM CREDIT LLC
				03/26/04	040004978028	UCC-1	IBM CREDIT LLC
				03/31/04	040005265321	UCC-1	IBM CREDIT LLC
				04/01/04	040005358324	UCC-1	IBM CREDIT LLC
				04/05/04	040005565829	UCC-1	IBM CREDIT LLC
				04/07/04	040005763627	UCC-1	IBM CREDIT LLC
				04/08/04	040005809123	UCC-1	IBM CREDIT LLC
				04/19/04	040006449225	UCC-1	IBM CREDIT LLC
				04/20/04	040006561927	UCC-1	IBM CREDIT LLC
				04/22/04	040006697937	UCC-1	IBM CREDIT LLC
				04/23/04	040006778735	UCC-1	IBM CREDIT LLC
				05/26/04	040008813828	UCC-1	IBM CREDIT LLC
				06/11/04	040009756128	UCC-1	IBM CREDIT LLC
				06/22/04	040010264316	UCC-1	IBM CREDIT LLC
				06/23/04	040010331412	UCC-1	IBM CREDIT LLC
				06/24/04	040010424415	UCC-1	IBM CREDIT LLC
				06/30/04	040010707823	UCC-1	IBM CREDIT LLC
				07/01/04	040010765120	UCC-1	IBM CREDIT LLC
				07/02/04	040010870925	UCC-1	IBM CREDIT LLC
				07/21/04	040011764221	UCC-1	IBM CREDIT LLC
				07/27/04	040012095926	UCC-1	IBM CREDIT LLC
				08/02/04	040012389124	UCC-1	IBM CREDIT LLC
				08/03/04	040012481319	UCC-1	IBM CREDIT LLC
				08/11/04	040012902519	UCC-1	IBM CREDIT LLC
				08/19/04	040013299327	UCC-1	IBM CREDIT LLC
				08/19/04	040013303919	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				08/20/04	040013378628	UCC-1	IBM CREDIT LLC
				08/30/04	040013794327	UCC-1	IBM CREDIT LLC
				08/30/04	040013794933	UCC-1	IBM CREDIT LLC
				08/31/04	040013855830	UCC-1	IBM CREDIT LLC
				09/01/04	040013886834	UCC-1	IBM CREDIT LLC
				09/02/04	040013960625	UCC-1	IBM CREDIT LLC
				09/09/04	040014270014	UCC-1	IBM CREDIT LLC
				09/09/04	040014301009	UCC-1	IBM CREDIT LLC
				09/14/04	040014512922	UCC-1	IBM CREDIT LLC
				09/17/04	040014709829	UCC-1	IBM CREDIT LLC
				09/24/04	040015041718	UCC-1	IBM CREDIT LLC
				09/27/04	040015104415	UCC-1	IBM CREDIT LLC
				09/28/04	040015230718	UCC-1	IBM CREDIT LLC
				09/30/04	040015381725	UCC-1	IBM CREDIT LLC
				10/01/04	040015400515	UCC-1	IBM CREDIT LLC
				10/04/04	040015464727	UCC-1	IBM CREDIT LLC
				10/04/04	040015524522	UCC-1	IBM CREDIT LLC
				10/12/04	040015972731	UCC-1	IBM CREDIT LLC
				10/13/04	040015982429	UCC-1	IBM CREDIT LLC
				10/20/04	00016401416	UCC-1	IBM CREDIT LLC
				10/21/04	040016462524	UCC-1	IBM CREDIT LLC
				10/22/04	040016531723	UCC-1	IBM CREDIT LLC
				10/25/04	040016604623	UCC-1	IBM CREDIT LLC
				10/26/04	040016672527	UCC-1	IBM CREDIT LLC
				10/28/04	040016787231	UCC-1	IBM CREDIT LLC
				11/12/04	040017606020	UCC-1	IBM CREDIT LLC
				11/22/04	040018079530	UCC-1	IBM CREDIT LLC
				12/02/04	040018484833	UCC-1	IBM CREDIT LLC
				12/06/04	040018601016	UCC-1	IBM CREDIT LLC
				12/07/04	040018751729	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				12/20/04	040019424525	UCC-1	IBM CREDIT LLC
				12/30/04	040019940932	UCC-1	IBM CREDIT LLC
				01/03/05	050000019616	UCC-1	IBM CREDIT LLC
				01/10/05	050000485926	UCC-1	IBM CREDIT LLC
				01/11/05	050000531918	UCC-1	IBM CREDIT LLC
				01/18/05	050000887629	UCC-1	IBM CREDIT LLC
				01/20/05	050001070008	UCC-1	IBM CREDIT LLC
				01/25/05	050001293419	UCC-1	IBM CREDIT LLC
				01/27/05	050001425416	UCC-1	IBM CREDIT LLC
				01/31/05	050001583623	UCC-1	IBM CREDIT LLC
				02/01/05	050001650113	UCC-1	IBM CREDIT LLC
				02/03/05	050001749728	UCC-1	IBM CREDIT LLC
				02/08/05	050001997329	UCC-1	IBM CREDIT LLC
				02/11/05	050002200408	UCC-1	IBM CREDIT LLC
				02/14/05	050002261920	UCC-1	IBM CREDIT LLC
				02/23/05	050002719423	UCC-1	IBM CREDIT LLC
				03/14/05	050003724016	UCC-1	IBM CREDIT LLC
				03/15/05	050003781322	UCC-1	IBM CREDIT LLC
				03/16/05	050003844019	UCC-1	IBM CREDIT LLC
				03/21/05	050004101410	UCC-1	IBM CREDIT LLC
				03/22/05	050004179021	UCC-1	IBM CREDIT LLC
				03/24/05	050004303919	UCC-1	IBM CREDIT LLC
				03/24/05	050004340516	UCC-1	IBM CREDIT LLC
				03/30/05	050004588025	UCC-1	IBM CREDIT LLC
				03/30/05	050004592525	UCC-1	IBM CREDIT LLC
				04/04/05	050004836425	UCC-1	IBM CREDIT LLC
				04/07/05	050005030917	UCC-1	IBM CREDIT LLC
				04/26/05	050006131011	UCC-1	IBM CREDIT LLC
				04/29/05	050006389632	UCC-1	IBM CREDIT LLC
				05/03/05	050006542623	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				05/04/05	050006641421	UCC-1	IBM CREDIT LLC
				05/11/05	050007030414	UCC-1	IBM CREDIT LLC
				05/26/05	050007918934	UCC-1	IBM CREDIT LLC
				05/31/05	050008097125	UCC-1	IBM CREDIT LLC
				06/03/05	050008363727	UCC-1	IBM CREDIT LLC
				06/09/05	050008645629	UCC-1	IBM CREDIT LLC
				06/09/05	050008690730	UCC-1	IBM CREDIT LLC
				06/16/05	050009054321	UCC-1	IBM CREDIT LLC
				06/28/05	050009625325	UCC-1	IBM CREDIT LLC
				06/29/05	050009720220	UCC-1	IBM CREDIT LLC
				06/30/05	050009809935	UCC-1	IBM CREDIT LLC
				07/14/05	050010415011	UCC-1	IBM CREDIT LLC
				07/28/05	050011169624	UCC-1	IBM CREDIT LLC
				07/29/05	050011239319	UCC-1	IBM CREDIT LLC
				08/18/05	050012248825	UCC-1	IBM CREDIT LLC
				08/19/05	050012287323	UCC-1	IBM CREDIT LLC
				08/24/05	050012522416	UCC-1	IBM CREDIT LLC
				08/30/05	050012774627	UCC-1	IBM CREDIT LLC
				09/13/05	050013375524	UCC-1	IBM CREDIT LLC
				09/15/05	050013515217	UCC-1	IBM CREDIT LLC
				09/16/05	050013543218	UCC-1	IBM CREDIT LLC
				09/19/05	050013670825	UCC-1	IBM CREDIT LLC
				09/20/05	050013696530	UCC-1	IBM CREDIT LLC
				09/22/05	050013814926	UCC-1	IBM CREDIT LLC
				09/23/05	050013891022	UCC-1	IBM CREDIT LLC
				09/26/05	050013958733	UCC-1	IBM CREDIT LLC
				09/27/05	050014042718	UCC-1	IBM CREDIT LLC
				09/28/05	050014138926	UCC-1	IBM CREDIT LLC
				09/29/05	050014197224	UCC-1	IBM CREDIT LLC
				10/10/05	050014649529	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				10/18/05	050015085120	UCC-1	IBM CREDIT LLC
				10/31/05	050015740320	UCC-1	IBM CREDIT LLC
				11/08/05	050016153824	UCC-1	IBM CREDIT LLC
				11/09/05	050016219221	UCC-1	IBM CREDIT LLC
				11/15/05	050016479229	UCC-1	IBM CREDIT LLC
				11/18/05	050016705423	UCC-1	IBM CREDIT LLC
				11/21/05	050016779333	UCC-1	IBM CREDIT LLC
				11/28/05	050016996233	UCC-1	IBM CREDIT LLC
				12/02/05	050017279430	UCC-1	IBM CREDIT LLC
				12/05/05	050017360825	UCC-1	IBM CREDIT LLC
				12/13/05	050017745529	UCC-1	IBM CREDIT LLC
				12/14/05	050017827126	UCC-1	IBM CREDIT LLC
				12/15/05	050017892835	UCC-1	IBM CREDIT LLC
				12/16/05	050017957534	UCC-1	IBM CREDIT LLC
				12/19/05	050017985636	UCC-1	IBM CREDIT LLC
				12/29/05	050018518225	UCC-1	IBM CREDIT LLC
				12/31/05	050018612119	UCC-1	IBM CREDIT LLC
				01/05/06	060000207615	UCC-1	IBM CREDIT LLC
				01/20/06	060001129316	UCC-1	IBM CREDIT LLC
				01/23/06	060001219114	UCC-1	IBM CREDIT LLC
				01/24/06	060001259825	UCC-1	IBM CREDIT LLC
				01/31/06	060001636016	UCC-1	IBM CREDIT LLC
				02/07/06	060002032108	UCC-1	IBM CREDIT LLC
				02/27/06	060003030309	UCC-1	IBM CREDIT LLC
				02/28/06	060003069725	UCC-1	IBM CREDIT LLC
				03/02/06	060003246722	UCC-1	IBM CREDIT LLC
				03/07/06	060003516217	UCC-1	IBM CREDIT LLC
				03/10/06	060003733622	UCC-1	IBM CREDIT LLC
				03/14/06	060003854424	UCC-1	IBM CREDIT LLC
				03/28/06	060004562825	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				03/29/06	060004644018	UCC-1	IBM CREDIT LLC
				03/30/06	060004739326	UCC-1	IBM CREDIT LLC
				04/13/06	060005524016	UCC-1	CCA FINANCIAL, LLC	EQUIPMENT AND SOFTWARE
				04/24/06	060006126621	UCC-1	IBM CREDIT LLC
				05/02/06	060006611115	UCC-1	IBM CREDIT LLC
				05/05/06	060006873529	UCC-1	IBM CREDIT LLC
				05/08/06	060006976028	UCC-1	IBM CREDIT LLC
				05/18/06	060007601822	UCC-1	IBM CREDIT LLC
				05/18/06	060007663729	UCC-1	IBM CREDIT LLC
				05/26/06	060008094223	UCC-1	IBM CREDIT LLC
				05/31/06	060008309929	UCC-1	IBM CREDIT LLC
				06/06/06	060008576127	UCC-1	IBM CREDIT LLC
				06/07/06	060008734729	UCC-1	IBM CREDIT LLC
				06/08/06	060008749937	UCC-1	IBM CREDIT LLC
				06/12/06	060008946936	UCC-1	IBM CREDIT LLC
				06/14/06	060009143522	UCC-1	IBM CREDIT LLC
				06/15/06	060009217423	UCC-1	IBM CREDIT LLC
				06/16/06	060009299938	UCC-1	IBM CREDIT LLC
				06/19/06	060009381526	UCC-1	IBM CREDIT LLC
				06/19/06	060009458733	UCC-1	IBM CREDIT LLC
				06/20/06	060009483731	UCC-1	IBM CREDIT LLC
				06/26/06	060009841628	UCC-1	IBM CREDIT LLC
				06/27/06	060009921829	UCC-1	IBM CREDIT LLC
				06/30/06	060010183316	UCC-1	IBM CREDIT LLC
				07/25/06	060011337520	UCC-1	IBM CREDIT LLC
				07/28/06	060011497224	UCC-1	IBM CREDIT LLC
				08/23/06	060012637524	UCC-1	IBM CREDIT LLC
				08/24/06	060012728525	UCC-1	IBM CREDIT LLC
				08/25/06	060012822621	UCC-1	IBM CREDIT LLC
				08/28/06	060012890020	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				08/29/06	060012969128	UCC-1	IBM CREDIT LLC
				09/05/06	060013142011	UCC-1	IBM CREDIT LLC
				09/05/06	060013255016	UCC-1	IBM CREDIT LLC
				09/11/06	060013479327	UCC-1	IBM CREDIT LLC
				09/21/06	060013994127	UCC-1	IBM CREDIT LLC
				09/22/06	060014078323	UCC-1	IBM CREDIT LLC
				09/25/06	060014169930	UCC-1	IBM CREDIT LLC
				09/27/06	060014288528	UCC-1	IBM CREDIT LLC
				09/28/06	060014360216	UCC-1	IBM CREDIT LLC
				09/29/06	060014409220	UCC-1	IOS CAPITAL	EQUIPMENT
				09/29/06	060014424217	UCC-1	IBM CREDIT LLC
				10/02/06	060014543017	UCC-1	IBM CREDIT LLC
				10/12/06	060015002008	UCC-1	IBM CREDIT LLC
				10/20/06	060015381119	UCC-1	IBM CREDIT LLC
				11/01/06	060015963630	UCC-1	IBM CREDIT LLC
				11/13/06	060016494832	UCC-1	IBM CREDIT LLC
				11/15/06	060016620419	UCC-1	IBM CREDIT LLC
				11/22/06	060016966533	UCC-1	IBM CREDIT LLC
				11/28/06	060017140619	UCC-1	IBM CREDIT LLC
				12/08/06	060017658633	UCC-1	IBM CREDIT LLC
				12/11/06	060017729127	UCC-1	IBM CREDIT LLC
				12/13/06	060017804323	UCC-1	IBM CREDIT LLC
				12/14/06	060017872429	UCC-1	IBM CREDIT LLC
				12/20/06	060018177024	UCC-1	IBM CREDIT LLC
				12/26/06	060018361928	UCC-1	IBM CREDIT LLC
				12/29/06	060018614828	UCC-1	IBM CREDIT LLC
				01/02/07	070000037515	UCC-1	IBM CREDIT LLC
				01/11/07	070000594725	UCC-1	IBM CREDIT LLC
				01/12/07	070000662923	UCC-1	IBM CREDIT LLC
				01/25/07	070001239217	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				02/01/07	070001608217	UCC-1	IBM CREDIT LLC
				02/15/07	070002281619	UCC-1	IBM CREDIT LLC
				02/21/07	070002490116	UCC-1	IBM CREDIT LLC
				02/26/07	070002715722	UCC-1	IBM CREDIT LLC
				02/28/07	070002844826	UCC-1	IBM CREDIT LLC
				03/05/07	070003034515	UCC-1	IBM CREDIT LLC
				03/13/07	070003506014	UCC-1	IBM CREDIT LLC
				03/20/07	070003836222	UCC-1	IBM CREDIT LLC
				03/23/07	070004047116	UCC-1	IBM CREDIT LLC
				03/26/07	070004125315	UCC-1	IBM CREDIT LLC
				03/28/07	070004285423	UCC-1	IBM CREDIT LLC
				03/30/07	070004443621	UCC-1	IBM CREDIT LLC
				04/13/07	070005230111	UCC-1	IBM CREDIT LLC
				04/16/07	070005311919	UCC-1	IBM CREDIT LLC
				04/17/07	070005376728	UCC-1	IBM CREDIT LLC
				04/18/07	070005475930	UCC-1	IBM CREDIT LLC
				04/20/07	070005623723	UCC-1	IBM CREDIT LLC
				04/27/07	070006028420	UCC-1	IBM CREDIT LLC
				05/01/07	070006260519	UCC-1	IBM CREDIT LLC
				05/07/07	070006503923	UCC-1	IBM CREDIT LLC
				05/10/07	070006767430	UCC-1	IBM CREDIT LLC
				05/18/07	070007239526	UCC-1	IBM CREDIT LLC
				05/19/07	070007288530	UCC-1	IBM CREDIT LLC
				05/22/07	070007410315	UCC-1	IBM CREDIT LLC
				05/22/07	070007445626	UCC-1	IBM CREDIT LLC
				05/24/07	070007610721	UCC-1	IBM CREDIT LLC
				05/29/07	070007717931	UCC-1	IBM CREDIT LLC
				05/31/07	070007892430	UCC-1	IBM CREDIT LLC
				06/06/07	070008163725	UCC-1	IBM CREDIT LLC
				06/15/07	070008671527	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				06/20/07	070008867433	UCC-1	IBM CREDIT LLC
				06/22/07	070009014317	UCC-1	IBM CREDIT LLC
				06/27/07	070009219122	UCC-1	IBM CREDIT LLC
				06/28/07	070009290929	UCC-1	IBM CREDIT LLC
				06/29/07	070009341825	UCC-1	IBM CREDIT LLC
				07/10/07	070009819532	UCC-1	IBM CREDIT LLC
				07/11/07	070009877940	UCC-1	IBM CREDIT LLC
				07/18/07	070010170716	UCC-1	IBM CREDIT LLC
				07/24/07	070010452012	UCC-1	IBM CREDIT LLC
				07/25/07	070010521716	UCC-1	IBM CREDIT LLC
				08/10/07	070011308922	UCC-1	IBM CREDIT LLC
				08/13/07	070011407720	UCC-1	IBM CREDIT LLC
				08/17/07	070011606317	UCC-1	IBM CREDIT LLC
				08/22/07	070011790826	UCC-1	IBM CREDIT LLC
				08/29/07	070012139420	UCC-1	IBM CREDIT LLC
				08/30/07	070012193925	UCC-1	IBM CREDIT LLC
				09/11/07	070012632115	UCC-1	IBM CREDIT LLC
				09/12/07	070012706420	UCC-1	IBM CREDIT LLC
				09/14/07	070012802114	UCC-1	IBM CREDIT LLC
				09/24/07	070013238926	UCC-1	IBM CREDIT LLC
				09/25/07	070013301412	UCC-1	IBM CREDIT LLC
				09/26/07	070013377829	UCC-1	IBM CREDIT LLC
				09/28/07	070013479832	UCC-1	IBM CREDIT LLC
				09/28/07	070013500110	UCC-1	IBM CREDIT LLC
				10/01/07	070013587630	UCC-1	IBM CREDIT LLC

NYCE PAYMENTS NETWORK, LLC	DE	SECRETARY OF STATE	09/10/07	06/05/07	72102068	UCC-1	US EXPRESS LEASING, INC.	EQUIPMENT AND RELATED SOFTWARE

				06/06/07	72111556	AMENDMENT
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
TREEV LLC	NV	SECRETARY of state	10/09/07	05/09/05	2005014383-8	ucc-1	IBM CREDIT LLC	EQUIPMENT AND RELATED SOFTWARE
				12/30/05	2005040944-0	ucc-1	IBM CREDIT LLC	EQUIPMENT AND RELATED SOFTWARE

VALUTEC CARD SOLUTIONS, LLC	DE	SECRETARY of state	09/10/07	08/11/04	42255117	ucc-1	wells FARGO financial leasing	TELECOMMUNICATIONS EQUIPMENT
				01/28/05	50319831	ucc-1	steelcase financial services inc.	FURNITURE AND EQUIPMENT
				05/18/05	51532838	assignment	de lage landen financial
							services

vicor, inc.	nv	secretary of state	10/09/07	09/28/07	2004029522-9	ucc-1	us bancorp	COPIER SYSTEM
								(Informational Filing)
Schedule 7.1

SCHEDULE 3 (EXISTING INVESTMENTS)
to the Guaranty
(Legacy FIS)
Investments as follows:

1	Ownership by the Consolidated Companies of 40% of the outstanding equity interests in Profile Partners, GP, LP.

2.	Ownership by the Consolidated Companies of 34% of the outstanding equity interests in PVP Management, LLC.

3.	Ownership by the Consolidated Companies of 20% of the outstanding equity interests in Sanchez Capital Services Private Limited.

4.	The Brazilian Joint Venture, as more particularly described in the following related documents (together with the Development Notes, Migration Notes and Volume Notes referenced therein):
A.	Common Terms Agreement (Contrato de Termos Comuns), dated March 24, 2006.

B.	Investment Agreement (Contrato de Investimento), dated March 27, 2006.

C.	Guaranty Agreement among Fidelity National Information Services, Inc., Banco Bradesco S.A. and Banco ABN AMRO Real S.A., dated April 18, 2006.

D.	Redemption Letter from Holdco One S.A. to Uniao Paticipacoes Ltda and Banco ABN Amro Real S.A., dated April 18, 2006.

E.	Tax Indemnity Letter, dated March 27, 2006.

F.	Amended and Restated Software License Agreement, Dated March 27, 2006.

G.	Contingent Software License Agreement, dated April 18, 2006.

H.	Non-Competition Agreement, dated April 18, 2006.

I.	Shareholders’ Agreement of Celta Holdings S.A., dated April 18, 2006.

Schedule 3

J.	Shareholders’ Agreement of Fidelity Processadora e Servicos S.A. (form attached to the Investment Agreement).
5.	Guaranties by various restricted companies of the capital leases listed on Schedule 7.03.

6.	$1,000,000 Promissory Note issued by ICUL Service Corporation to Fidelity National Card Services, Inc.

7.	Various investments by Domestic Subsidiaries in Foreign Subsidiaries, as set forth on attached chart entitled “Certain Foreign Investments as of March 31, 2010.

8.	Ownership by the Consolidated Companies of 50% of the outstanding equity interests of Armed Forces Financial Network, LLC.

9.	A$15,000,000 note issued by FlexiGroup Limited to Certegy Australia Limited evidenced by that certain Loan Note Agreement dated July 14, 2008.

10.	Investment in FlexiGroup Limited by purchase of 3,000,000 common shares by Certegy Australia Limited.

11.	Guaranty dated January 28, 2009 among Fidelity National Information Services, Inc., as guarantor, Elavon, Inc., as servicer, and US Bank National Association, as member.

Schedule 3

Certain Foreign Investments as of March 31, 2010
All Amounts in US Dollars Equivalent as of March 31, 2010

Domestic Subsidiary	Foreign Subsidiary in Which
Maintaining Investment	Investment Maintained	Investment*
Fidelity Information Services, Inc.	Information Services Luxembourg & Co. C.V. , a Netherlands company	161,574,804

Payment South America Holdings, Inc.	Payment Brasil Holdings Ltda. , a Brazil company	50,395,514

Card Brazil Holdings, Inc.	AGES Participacoes Ltda., a Brazil company	237,734,650

Payment South America Holdings, Inc.	FIS Card Services Caribbean, Ltd., a Caribbean company	7,024,451

ATM Management Services, Inc.	FIS Payment Services (Canada) Corporation, a Canadian company	7,580,512

Payment South America Holdings, Inc.	Payment Chile S. A., a Chile company	11,301,126

Fidelity Information Services International Holdings, Inc.	Fidelity Information Services Limited, a United Kingdom company	88,292,970

Fidelity Information Services, Inc.	Fidelity Information Services (Thailand) Limited, a Thailand company	992,178

Metavante Corporation	Metavante Limited, a United Kingdom company	33,009,508

Metavante Corporation	Metavante Investments (Mauritius) Limited, a Mauritius company	66,808,882

GHR Systems, Inc.	GHR Systems Canada. Inc.. a Canadian company	2,887,919

*	Internal book value of investment as of March 31, 2010.

Schedule 3

(Legacy MV)
1.	Share Purchase Agreement by and among Metavante Corporation, The Western India Trustee & Executor Company Ltd. (in its capacity as trustee of ICICI Strategic Investments Fund), ICICI Bank Limited, Firstsource Solutions Limited (f.k.a. ICICI OneSource Limited) and ICICI Bank Limited dated March 31, 2006.1*

2.	Share Subscription Agreement by and among Metavante Corporation and Firstsource Solutions Limited (f.k.a. ICICI OneSource Limited) dated March 31, 2006. Market value as of May 31, 2010 of $44,516,684.

3.	Limited Guaranty Agreement dated as of January 17, 2007 from Housing Partnership Lawe Street Development, LLC and Housing Partnership of the Fox Cities, Inc. to Metavante Corporation. Aggregate book value as of May 31, 2010 of $0.

4.	Agreement dated as of December 8, 2005 by and between M&I Community Development Corporation and Metavante Corporation. Aggregate book value as of May 31, 2010 of $0.

5.	Guaranty dated May 17, 2007 by Metavante Corporation, as guarantor in favor of Regions Bank for the benefit of Link2Gov Corp.

6.	Guaranty dated August 17, 2006 by Everlink Payment Services, Inc. to support Letter of Credit as listed on Schedule 7.03.

*	Firstsource Solutions Limited (f.k.a. ICICI OneSource Limited) is engaged in the business of providing a broad range of business process outsourcing services and provides in-bound and out-bound contact center services and transaction processing services; Metavante Investments (Mauritius) Limited holds 20% of the currently outstanding shares of this entity.

Schedule 3

SCHEDULE 4 (EXISTING INDEBTEDNESS)
to the Guaranty
(Legacy FIS)
1.	Any outstanding amounts under vendor purchase money lines of credit (including but not limited to, purchase money line of credit with IBM for the purchase of equipment and related property, pursuant to the Agreement for Wholesale Financing (Credit Agreement), dated December 13, 1999, between Fidelity Information Services, Inc. and IBM Credit LLC (as amended by an Amendment dated August 27, 2003)).

2.	Lease Documentation for St. Petersburg, Florida Facility:
A.	Master Agreement (Florida Property) dated as of December 30, 1999 between Equifax Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor), Atlantic Financial Group, Ltd., and SunTrust Bank, Atlanta (as agent and lender).

B.	Lease Agreement dated as of December 30, 1999 between Prefco VI Limited Partnership (as lessor) and Equifax Inc. (as lessee).

C.	Loan Agreement dated as of December 30, 1999 between Prefco VI Limited Partnership (as lessor and borrower) and SunTrust Bank, Atlanta (as agent).

D.	Mortgage and Security Agreement dated as of December 30, 1999 made by Prefco VI Limited Partnership (as mortgagor) in favor of SunTrust Bank, Atlanta (as agent and mortgagee).

E.	Assignment of Lease and Rents dated as of December 30, 1999 made by Prefco VI Limited Partnership Inc. (as assignor) in favor of SunTrust Bank, Atlanta (as assignee).

F.	Operative Guaranty dated as of December 30, 1999 made by Equifax Inc. (as guarantor).

G.	Assignment and Assumption of Lease and Other Operative Documents dated as of June 25, 2001 among Equifax Inc. (as assignor), Certegy Inc. (as assignee), Prefco VI Limited Partnership (as lessor), Atlantic Financial Group, Ltd., and SunTrust Bank (as agent and lender).

Schedule 4

H.	Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida] dated as of September 17, 2004 among Fidelity National Information Services, Inc., successor to Certegy Inc., (as lessee and guarantor), Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).

I.	Second Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida] dated as of February 1, 2006 among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).

J.	Third Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida] dated as of April 28, 2006 among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).

K.	Fourth Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida] dated on or about January 18, 2007 (as amended) among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).

L.	Fifth Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida) dated on September 12, 2007 (as amended) among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor). Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).

M.	Subsidiary Guaranty Agreement dated as of February 1, 2006 (as amended) made by certain subsidiaries of Fidelity National Information Services, Inc.

N.	Amended and Restated Subsidiary Guaranty Agreement dated as of September 12, 2007 (as amended) made by certain subsidiaries of Fidelity National Information Services, Inc.

O.	Guaranty Supplement for eFunds Corporation [Florida] dated as of September 12, 2007 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

Schedule 4

P.	Guaranty Supplement No. 2 [Florida] dated as of February 19, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks. Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

Q.	Guaranty Supplement No. 3 [Florida] dated as of March 27, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

R.	Guaranty Supplement No. 4 [Florida] dated as of May 30, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

S.	Guaranty Supplement No. 5 [Florida] dated as of June 12, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

T.	Guaranty Supplement No. 6 [Florida] dated as of July 22, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

U.	Guaranty Supplement No. 7 [Florida] dated as of September 14, 2009 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

Schedule 4

V.	Guaranty Supplement No. 8 [Florida] dated as of October 1, 2009 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

W.	Sixth Omnibus Amendment to Loan Agreement and Definitions Appendix A [Florida] dated on September 17, 2009 among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor); and SunTrust Bank (as agent and lender).

X.	The other “Operative Documents” as defined in the aforesaid Master Agreement.
3.	That certain Guaranty made in connection with the Brazil Joint Venture listed in Schedule 7.02.

4.	That certain Guaranty in Elavon, Inc. listed in Schedule 7.02.

5.	Lease Documentation related to the leasing of aircraft by Fidelity National Information Services, Inc. for Aircraft Lease (S/N 258568) dated as of December 13, 2002 among Banc of America Leasing & Capital, LLC (successor by merger to Fleet Capital Corporation), as lessor, and Fidelity National Information Services, Inc. and Lender Processing Services, Inc., as co-lessees, as co-lessees (successors in interest to Rocky Mountain Aviation, Inc.), as amended, supplemented and assigned thereafter.

6.	Lease Documentation related to the leasing of aircraft by Fidelity National Information Services, Inc. for Aircraft Lease (N90FT) dated as of December 16, 2008 between BB&T Equipment Finance Corporation (successor in interest to The Fifth Third Leasing Company), as lessor, and Fidelity National Information Services, Inc., as lessee, as amended, supplemented and assigned thereafter.

7.	Indebtedness associated with equipment loans and leases related to the liens therefor listed on Schedule 7.01.

8.	Indebtedness of Fidelity Processadora e Servicos S.A. associated with lines of credit up to R$l15,721,541 to support the Brazilian joint venture operations, as listed on Schedule 7.02.

9.	Outstanding Capital Leases of FIS Global Business Solutions India Private Limited, FIS Payment Solutions & Services India Private Limited and Fidelity

Schedule 4

Information Services India Private Limited as Lesseees with various Lessors related to automobile and equipment leases up to $369,436.

Schedule 4

(Legacy MV)
1.	Letter of Credit, secured by the guarantees of Everlink Payment Services, Inc. shareholders in proportion to their shareholdings, dated August 17, 2006, in the face amount of CDN$2,000,000 issued by Credit Union Central Alberta Limited at the request of Everlink Payment Services, Inc. for the benefit of Caisse Centrale Desjardins.

2.	That certain Guaranty by Metavante Corporation in favor of Regions Bank as listed on Schedule 7.02.

Schedule 4

SCHEDULE 5 (TRANSACTIONS WITH AFFILIATES)
to the Guaranty
None.

Schedule 5

SCHEDULE 6 (BURDENSOME AGREEMENTS)
to the Guaranty
1.	Share Subscription Agreement by and among Metavante Corporation and Firstsource Solutions Limited (f.k.a. ICICI OneSource Limited) dated March 31, 2006.

2.	Joint Venture Agreement between Metavante Corporation and Monitise Inc. effective as of May 22, 2007, as amended, including exhibits, related agreements and schedules to each of the agreements.

3.	Shareholders Agreement dated as of September 12, 2003 among Everlink Payment Services Inc., NYCE Corporation, Celero Solutions Inc. and any other person who will thereafter become a shareholder and CU Electronic Transaction Services, Credit Union Central Alberta Limited, Credit Union Central of Saskatchewan, Co-operative Trust Company of Canada and Manitoba Co-operative Credit Society Limited, including exhibits, related agreements and schedules to each of the agreements.

Schedule 6